                                                  File Nos. 333-61759, 811-08961


     As filed with the Securities and Exchange Commission on April 29, 2003


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

              Registration Statement Under the Securities Act of 1933        [X]
                               Pre-Effective Amendment No.                   [ ]


                             Post-Effective Amendment No. 9                  [X]



                                      and

             Registration Statement Under the Investment Company Act of 1940 [X]


                                    Amendment No. 11                         [X]


                        (Check appropriate box or boxes)
                       -----------------------------------

                              TIAA-CREF LIFE FUNDS
                                730 Third Avenue
                            New York, New York 10017
                                 (800) 842-2733
             (Registrant's Exact Name, Address and Telephone Number)

                                 Lisa Snow, Esq.
                              TIAA-CREF Life Funds
                                730 Third Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Steven B. Boehm, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2415

     Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)


[X] on May 7, 2003 pursuant to paragraph (b)



[ ] 60 days after filing pursuant to paragraph (a)(1)



[ ] 75 days after filing pursuant to paragraph (a)(2)


[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2003

PROSPECTUS
TIAA-CREF LIFE FUNDS

GROWTH EQUITY FUND
GROWTH & INCOME FUND
INTERNATIONAL EQUITY FUND
LARGE-CAP VALUE FUND
SMALL-CAP EQUITY FUND
STOCK INDEX FUND
SOCIAL CHOICE EQUITY FUND
REAL ESTATE SECURITIES FUND
BOND FUND
MONEY MARKET FUND

[TIAA CREF LOGO]

This prospectus contains important information about the TIAA-CREF Life Funds, funds available only through the purchase of a variable annuity or other variable insurance contract issued by TIAA-CREF Life Insurance Company (TIAA-CREF Life). Please read this prospectus, along with the prospectus describing the contract, before investing and keep both prospectuses for future reference.

NOT ALL OF THE FUNDS LISTED ABOVE MAY BE AVAILABLE TO YOU UNDER YOUR VARIABLE INSURANCE CONTRACT. CHECK YOUR CONTRACT AND ANY ENDORSEMENTS FOR FUND AVAILABILITY.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


SUMMARY INFORMATION.........................................    4

   INVESTMENT OBJECTIVES, STRATEGIES AND RISKS..............    4
     Overview of the Funds..................................    4
     Dual Investment Management Strategy(R).................    4
     Quantitative Management Strategy.......................    4
     General Risks of Investing in the Funds................    5
     Growth Equity Fund.....................................    5
     Growth & Income Fund...................................    6
     International Equity Fund..............................    6
     Large-Cap Value Fund...................................    7
     Small-Cap Equity Fund..................................    7
     Stock Index Fund.......................................    8
     Social Choice Equity Fund..............................    8
     Real Estate Securities Fund............................    9
     Bond Fund..............................................    9
     Money Market Fund......................................   10

   PAST PERFORMANCE.........................................   10

   FEES AND EXPENSES........................................   13

MORE INFORMATION ABOUT THE FUNDS............................   15

   ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT
     STRATEGY(R)............................................   15
     Dual Investment Management Strategy(R).................   15
     Growth Equity Fund.....................................   16
     Growth & Income Fund...................................   17
     International Equity Fund..............................   17
     Large-Cap Value Fund...................................   19

   ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT
     STRATEGY...............................................   19
     Quantitative Management Strategy.......................   19
     Small-Cap Equity Fund..................................   20

   INDEX FUNDS..............................................   20
     Stock Index Fund.......................................   20

   SPECIALTY FUNDS..........................................   21
     Social Choice Equity Fund..............................   21
     Real Estate Securities Fund............................   23

   FIXED-INCOME AND MONEY MARKET FUNDS......................   24
     Bond Fund..............................................   24
     Money Market Fund......................................   26

   INVESTMENT MANAGEMENT STYLES.............................   27

   MORE ABOUT RISKS.........................................   28


 2  PROSPECTUS Life Funds

   MORE ABOUT BENCHMARKS AND OTHER INDICES........................................         30
     Russell 1000 Growth Index....................................................         30
     S&P 500 Index................................................................         30
     MSCI EAFE Index..............................................................         31
     Russell 1000 Value Index.....................................................         31
     Russell 2000 Index...........................................................         31
     Russell 3000 Index...........................................................         32
     Wilshire Real Estate Securities Index........................................         32
     Lehman Brothers Aggregate Bond Index.........................................         32

   ADDITIONAL INVESTMENT STRATEGIES...............................................         32

FUND MANAGEMENT...................................................................         33

PRICING OF FUND SHARES............................................................         34

OFFERING, PURCHASING AND REDEEMING SHARES.........................................         35

DIVIDENDS, DISTRIBUTIONS AND TAXES................................................         35

GENERAL MATTERS...................................................................         36

   VOTING RIGHTS..................................................................         36

   ELECTRONIC PROSPECTUSES........................................................         36

   CUSTOMER COMPLAINTS............................................................         36

   HOUSEHOLDING...................................................................         37

FINANCIAL HIGHLIGHTS..............................................................         38


                                                      Life Funds PROSPECTUS 3

SUMMARY INFORMATION

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

OVERVIEW OF THE FUNDS

The ten funds offered by the TIAA-CREF Life Funds are divided into several categories reflecting different investment management techniques. They are:

- ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R):

    Growth Equity Fund
    Growth & Income Fund
    International Equity Fund
    Large-Cap Value Fund

- ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY:

    Small-Cap Equity Fund

- INDEX FUNDS:

    Stock Index Fund

- SPECIALTY FUNDS:

    Social Choice Equity Fund
    Real Estate Securities Fund

- FIXED-INCOME AND MONEY MARKET FUNDS:

    Bond Fund
    Money Market Fund

Not all of these funds may be available to you under your variable insurance contract. Check your contract and any endorsements for fund availability.

DUAL INVESTMENT MANAGEMENT STRATEGY(R)

Four of the funds (the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, and the Large-Cap Value Fund) use TIAA-CREF's Dual Investment Management Strategy(R), a strategy that combines active management and quantitative methods in seeking to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index. This strategy is described more fully in "More Information About the Funds."

QUANTITATIVE MANAGEMENT STRATEGY

One of the funds (the Small-Cap Equity Fund) uses TIAA-CREF's Quantitative Management Strategy, a strategy that uses proprietary mathematical models based on financial and investment theories to build a portfolio of stocks designed to add returns versus the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark. This strategy is described more fully in "More Information about the Funds."

 4  PROSPECTUS Life Funds

GENERAL RISKS OF INVESTING IN THE FUNDS

You can lose money in any of these funds, or the funds could underperform other investments. In particular, the funds are subject to the following general risks:

- MARKET RISK--Stock and bond prices in general can decline over short or extended periods as a result of political or economic events.

- COMPANY RISK (often called FINANCIAL RISK)--A company's current earnings can fall or its overall financial soundness may deteriorate, causing the price of its securities to decline.

- FOREIGN INVESTMENT RISK--The risks of investing in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency.

- STYLE RISK--The risk that equity securities representing either a growth investing style or value investing style may be out of favor in the marketplace for various periods of time.

- INDEX RISK--This is the risk that a fund's performance will not match its index for any period of time.

For any fixed income investments, the funds could be subject to the following additional risks:

- INTEREST RATE RISK--Bond or stock prices may decline or a fund's income may fall if interest rates change.

- CREDIT RISK (COMPANY RISK)--A decline in a company's overall financial soundness may make it unable to pay principal and interest on bonds when due.

- INCOME RISK--The risk that falling interest rates will cause the fund's income to decline.

- PREPAYMENT AND EXTENSION RISK--The risk of loss arising from changes in duration for certain fixed-income securities that allow for prepayment or extension.

Special risks associated with particular funds are discussed in the following fund summaries, and more information about the risks identified above is provided in "More About Risks" below.

An investment in TIAA-CREF Life Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

PRINCIPAL INVESTMENT STRATEGIES: The fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings,

                                                      Life Funds PROSPECTUS 5
assets or growth prospects. The fund can also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. It can also invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations. The fund may invest up to 20% of its total assets in foreign investments. The benchmark index for the fund is the Russell 1000(R) Growth Index. (Russell 1000 is a trademark and a service mark of the Frank Russell Company.)

SPECIAL INVESTMENT RISKS: The fund is subject to special risks of investing in growth stocks. This means the fund will probably be more volatile than the overall stock market.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want a favorable long-term total return through capital appreciation but are willing to tolerate fluctuations in value and who want to invest in a fund with a profile similar to the fund's benchmark index.

GROWTH & INCOME FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

PRINCIPAL INVESTMENT STRATEGIES: The fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in income-producing equity securities. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign securities. The benchmark index for the fund is the Standard & Poor's 500 ("S&P 500") Index.

SPECIAL INVESTMENT RISKS: There are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want capital appreciation and income but who also can accept the risk of market fluctuations and who want to invest in a fund with a profile similar to the fund's benchmark index.

INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

PRINCIPAL INVESTMENT STRATEGIES: The fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of foreign issuers. The active managers select individual stocks, and let the fund's country and regional asset allocations evolve from their stock selection. We look for companies of all sizes that have certain characteristics such as sustainable earnings growth, consistent generation of free cash flow

 6  PROSPECTUS Life Funds
and stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects. The benchmark index for the fund is the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index (the "MSCI EAFE Index").

SPECIAL INVESTMENT RISKS: Foreign investment risk is the most important risk of investing in this fund. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. Changes in currency exchange rates, the possible imposition of market controls, currency exchange controls, or foreign taxes, lower liquidity and higher volatility in some foreign markets and/or political, social or diplomatic events could reduce the value of the fund's investments.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek high long-term total returns, understand the advantages of diversification across international markets, who are willing to tolerate the greater risks of foreign investments and who want to invest in a fund with a profile similar to the fund's benchmark index.

LARGE-CAP VALUE FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of large domestic companies. The fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including: previous historical valuations of the same security; valuations of comparable securities; various financial ratios; and the free cash flow generated by the company. The fund may invest up to 20% of its total assets in foreign investments. The benchmark index for the fund is the Russell 1000 Value Index.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial style risk in that value investing may fall out of favor with investors.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who are looking for long-term total return through capital appreciation using a value investment style and who want to invest in a fund with a profile similar to the fund's benchmark index.

SMALL-CAP EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation. The fund uses the Quantitative Management Strategy, a strategy that uses proprietary mathematical models based on financial and investment theories to build a

                                                       Life Funds PROSPECTUS   7
portfolio of stocks designed to add returns versus the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark. The benchmark index for the fund is the Russell 2000 Index.

SPECIAL INVESTMENT RISKS: The fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who desire capital appreciation and who are comfortable with the risks of investing in small domestic companies.

STOCK INDEX FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

PRINCIPAL INVESTMENT STRATEGIES: The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000(R) Index. The fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of the index without actually investing in all 3,000 stocks in the index.

SPECIAL INVESTMENT RISKS: While the fund attempts to closely track the Russell 3000(R) Index, it does not duplicate the composition of the index. Therefore, the fund cannot guarantee that its performance will match the Russell 3000(R) Index for any period of time.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a fund that tracks the return of a broad U.S. equity market index.

SOCIAL CHOICE EQUITY FUND

INVESTMENT OBJECTIVE: The fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in equity securities that meet its social criteria. The fund attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this primarily by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI") which is a subset of companies in the Russell 3000 Index screened to eliminate companies that do not meet certain "social" criteria.

 8  PROSPECTUS Life Funds

SPECIAL INVESTMENT RISKS: Because its social criteria exclude securities of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don't use these criteria.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who seek a broadly-based equity investment that excludes companies based on certain "social" criteria.

REAL ESTATE SECURITIES FUND

INVESTMENT OBJECTIVE: The fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry and is not diversified (see "Special Investment Risks" below). The fund is actively managed using a research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value. The benchmark index for the fund is the Wilshire Real Estate Securities Index.

SPECIAL INVESTMENT RISKS: The fund is subject to risks arising from the fact that it is not a diversified investment company. Because it concentrates its investments in only one industry and often holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds. In addition, the fund is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

WHO MAY WANT TO INVEST: The fund may be appropriate for investors who want capital appreciation and income, who are looking to diversify their investments by investing in real estate securities, and who are willing to accept the risk of investing in real estate securities.

BOND FUND

INVESTMENT OBJECTIVE: The fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests at least 80% of its net assets in investment grade bonds and other fixed-income securities. Bonds of this type may include U.S.

                                                       Life Funds PROSPECTUS   9

Government securities, corporate bonds and mortgage-backed or other asset-backed securities. The fund overweights or underweights individual securities or sectors relative to its benchmark index when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The fund is managed to maintain a duration that is similar to that of its benchmark index. The fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers. The benchmark index for the fund is the Lehman Brothers Aggregate Bond Index.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial interest rate risk and significant prepayment and extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk.

WHO MAY WANT TO INVEST: The fund may be appropriate for those who want to invest in a general high-quality fixed-income fund.

MONEY MARKET FUND

INVESTMENT OBJECTIVE: The fund seeks high current income consistent with maintaining liquidity and preserving capital.

PRINCIPAL INVESTMENT STRATEGIES: The fund invests primarily in high-quality short-term money market instruments. It limits its investments to securities that present minimal credit risk and are rated in the highest rating categories for short-term instruments. The fund seeks to preserve the value of your investment at $1.00 per share, although there is no guarantee that it will be successful in doing so. The benchmark index for the fund is the iMoneyNet Money Fund Report Average--All Taxable.

SPECIAL INVESTMENT RISKS: The principal risk of investing in the Money Market Fund is current income risk--that is, the income the fund receives may fall as a result of a decline in interest rates. An investment in the Money Market Fund, like the other funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

WHO MAY WANT TO INVEST: The fund may be suitable for conservative investors who are looking for a high degree of principal stability and liquidity, and are willing to accept returns that may be lower than those offered by longer-term fixed-income investments.

PAST PERFORMANCE

The following bar charts and performance table help illustrate some of the risks of investing in the TIAA-CREF Life Funds and how investment performance varies. The bar charts present information for the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, the Stock Index Fund, and the Social Choice Equity Fund only, because the other funds comprising the TIAA-CREF Life Funds were formed late in 2002 or 2003 and do not have annual returns for at least one calendar year. The bar charts show each

 10  PROSPECTUS Life Funds
fund's annual returns for each calendar year it has been available publicly (note that the Stock Index Fund was made available on January 4, 1999, so the performance in 1999 is as of that date). Below the charts we note each fund's best and worst returns for a calendar quarter during that period. The performance table shows each fund's returns, and how those returns compare to those of broad-based securities market indexes. How the funds have performed in the past is not necessarily an indication of how they will perform in the future. The returns shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds. With these contractual fees, the returns would have been lower.

GROWTH EQUITY FUND
[GROWTH EQUITY FUND BAR CHART]



                                                                          GROWTH EQUITY FUND
                                                                          ------------------
2001                                                                            -22.81
2002                                                                            -30.01

Best quarter: 15.72% for the quarter ended December 31, 2001. Worst Quarter:
-20.07% for the quarter ended June 30, 2002.


GROWTH & INCOME FUND
[GROWTH & INCOME FUND BAR CHART]



                                                                         GROWTH & INCOME FUND
                                                                         --------------------
2001                                                                            -13.13
2002                                                                            -23.95

Best quarter: 10.67% for the quarter ended December 31, 2001. Worst Quarter:
-16.56% for the quarter ended September 30, 2002.


INTERNATIONAL EQUITY FUND
[INTERNATIONAL EQUITY FUND BAR CHART]



                                                                       INTERNATIONAL EQUITY FUND
                                                                       -------------------------
2001                                                                            -23.81
2002                                                                            -14.40

Best quarter: 7.48% for the quarter ended December 31, 2001. Worst Quarter:
-19.22% for the quarter ended September 30, 2002.


STOCK INDEX FUND
STOCK INDEX FUND BAR GRAPH]



                                                                           STOCK INDEX FUND
                                                                           ----------------
1999                                                                             21.20
2000                                                                             -7.38
2001                                                                            -11.44
2002                                                                            -21.38

Best quarter: 15.86% for the quarter ended December 31, 1999. Worst Quarter:
-17.05% for the quarter ended September 30, 2002.


                                                      Life Funds PROSPECTUS   11

SOCIAL CHOICE EQUITY FUND
[SOCIAL CHOICE EQUITY FUND BAR GRAPH]



                                                                       SOCIAL CHOICE EQUITY FUND
                                                                       -------------------------
2001                                                                            -12.72
2002                                                                            -20.68

Best quarter: 9.97% for the quarter ended December 31, 2001. Worst Quarter:
-16.46% for the quarter ended September 30, 2002.


 12  PROSPECTUS Life Funds

AVERAGE ANNUAL TOTAL RETURNS


                                                       ONE YEAR
                                            (JANUARY 1, 2002 TO    SINCE INCEPTION(1) TO
                                             DECEMBER 31, 2002)        DECEMBER 31, 2002
---------------------------------------------------------------------------------------------
GROWTH EQUITY FUND (3)                                 -30.01%                 -28.78%
Russell 1000 Growth Index                              -27.88%                 -27.31%
Russell 3000 Growth Index                              -28.04%                 -27.18%
GROWTH & INCOME FUND                                   -23.95%                 -17.55%
S&P 500 Index                                          -22.10%                 -16.47%
INTERNATIONAL EQUITY FUND                              -14.40%                 -22.59%
Morgan Stanley Capital International EAFE
  (Europe, Australasia and Far East) Index             -15.64%                 -18.57%
STOCK INDEX FUND                                       -21.38%                  -5.97%
Russell 3000 Index                                     -21.54%                  -6.11%
SOCIAL CHOICE EQUITY FUND                              -20.68%                 -15.45%
Russell 3000 Index(2)                                  -21.54%                 -16.22%
S&P 500 Index                                          -22.10%                 -16.47%
---------------------------------------------------------------------------------------------


(1)
  For the Stock Index Fund, January 4, 1999. For the Growth Equity Fund, the Growth & Income Fund, the International Equity Fund, and the Social Choice Equity Fund, April 3, 2000. For the Large-Cap Value Fund, the Small-Cap Equity Fund, and the Real Estate Securities Fund, October 28, 2002.


(2)
  On July 1, 2002, the Social Choice Equity Fund began to use the Russell 3000 Index as its benchmark index. Prior to that date, the benchmark index for the Social Choice Equity Fund was the S&P 500 Index. Because the Social Choice Equity Fund began investing in the KLD BMSI, a socially screened subset of companies in the Russell 3000 Index, the Social Choice Equity Fund believed it was more appropriate to use the Russell 3000 Index, as opposed to the S&P 500 Index, as its benchmark index.



(3)
  In October 2002, the Growth Equity Fund's benchmark was changed to the Russell 1000(R) Growth Index. Prior to that date, the benchmark index for the Growth Equity Fund was the Russell 3000 Growth Index. Because the Growth Equity Fund generally invests in large-cap growth securities, the Growth Equity Fund believes it is more appropriate to use the Russell 1000(R) Growth Index, as opposed to the Russell 3000(R) Growth Index, as its benchmark index.


FEES AND EXPENSES

The following table describes the fees and expenses that you pay if you buy and hold shares of the funds. The expenses shown do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the TIAA-CREF Life Funds.

SHAREHOLDER FEES
(DEDUCTED DIRECTLY FROM GROSS AMOUNT OF TRANSACTION)
-------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (percentage of
  offering price)                                               N/A
Maximum Deferred Sales Charge                                   N/A
Maximum Sales Charge Imposed on Reinvested Dividends and
  Other Distributions                                           N/A
Redemption Fee                                                  N/A
Exchange Fee                                                    N/A
-------------------------------------------------------------------

                                                      Life Funds PROSPECTUS 13

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

                                                                                TOTAL
                                                                               ANNUAL
                                                                                 FUND
                                               MANAGEMENT          OTHER    OPERATING
                                                     FEES    EXPENSES(1)     EXPENSES
------------------------------------------------------------------------------------------
Growth Equity Fund                                  0.25%          None         0.25%
Growth & Income Fund                                0.23%          None         0.23%
International Equity Fund                           0.29%          None         0.29%
Stock Index Fund                                    0.06%          None         0.06%
Social Choice Equity Fund                           0.07%          None         0.07%
Large-Cap Value Fund                                0.24%          None         0.24%
Small-Cap Equity Fund                               0.10%          None         0.10%
Real Estate Securities Fund                         0.25%          None         0.25%
Bond Fund                                           0.10%          None         0.10%
Money Market Fund                                   0.06%          None         0.06%
------------------------------------------------------------------------------------------

(1)
  Because Advisors is responsible for providing or obtaining at its own expense all services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis, these expenses are included in the management fee.


EXAMPLE


This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the funds' operating expenses remain the same. The expenses reflected in this example do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the funds. If those fees were included, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                                             1 YEAR     3 YEARS    5 YEARS    10 YEARS
-------------------------------------------------------------------------------------------
Growth Equity Fund.......................... $    26    $    80    $   141    $   318
Growth & Income Fund........................ $    24    $    74    $   130    $   293
International Equity Fund................... $    30    $    93    $   163    $   368
Stock Index Fund............................ $     6    $    19    $    34    $    77
Social Choice Equity Fund................... $     7    $    23    $    40    $    90
Large-Cap Value Fund........................ $    25    $    77    $   135    $   306
Small-Cap Equity Fund....................... $    10    $    32    $    56    $   128
Real Estate Securities Fund................. $    26    $    80    $   141    $   318
Bond Fund................................... $    10    $    32    $    56    $   128
Money Market Fund........................... $     6    $    19    $    34    $    77
-------------------------------------------------------------------------------------------


   14PROSPECTUS Life Funds

MORE INFORMATION ABOUT THE FUNDS

This section provides more information about each fund's investment objective, the principal investment strategies and techniques each fund uses to accomplish its objective, and the principal types of securities each fund purchases. These policies and techniques are not fundamental and may be changed by TIAA-CREF Life Funds' board of trustees without shareholder approval. However, we'll notify you of any significant changes. For a complete listing of the funds' policies and restrictions, see the Statement of Additional Information (SAI). No one can assure that a fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a fund.

The use of a particular benchmark index by a fund is not a fundamental policy and can be changed without shareholder approval. We will notify you before we make such a change.

Each fund has a policy of investing at least 80% of its net assets in the particular type of securities implied by its name. Shareholders will receive at least 60 days prior notice before changes are made to this policy.

Each fund may, for temporary defensive purposes, invest all of its assets in cash and money market instruments. In doing so, the fund may be successful in avoiding market losses but may otherwise fail to achieve its investment objective.

ACTIVE EQUITY FUNDS USING THE DUAL INVESTMENT MANAGEMENT STRATEGY(R)

DUAL INVESTMENT MANAGEMENT STRATEGY(R)

The Dual Investment Management Strategy(R) seeks to achieve higher returns over each fund's benchmark index, while attempting to maintain a risk profile for each fund similar to its benchmark index.

Each fund selects a benchmark that represents the universe of securities in which it may invest. This provides a degree of transparency to investors while simultaneously helping to protect against style drift from each fund's benchmark.

The Dual Investment Management Strategy(R) uses a portfolio investment management team approach combining active management and quantitative methods to select securities.

- Certain team members focus on active stock selection within the fund's benchmark universe. They select stocks that they believe offer superior returns. They also identify stocks to avoid or underweight that are less attractive.

- Other team members use quantitative analysis to build an overall portfolio based on the fund's benchmark. This quantitative analysis involves the use of mathematical models and computer programs designed to narrow the differences between the fund portfolio's overall financial and risk characteristics and those of its benchmark index. The quantitative team managers may also attempt to outperform the benchmark index by over- or under-

                                                      Life Funds PROSPECTUS   15
  weighting certain stocks relative to the index by small amounts, based on proprietary scoring models.

Using the Dual Investment Management Strategy(R), we have the flexibility to allocate between active and quantitative management, based upon investment opportunities that we perceive to be available at any particular time. Team members seek to create value and limit the additional volatility usually associated with active stock selection. Overall, the approach enables the funds to remain fully invested when investment opportunities for active management are limited, and more diversified than active management alone would typically provide.

The Growth Equity, Growth & Income, International Equity, and Large-Cap Value Funds use TIAA-CREF's Dual Investment Management Strategy(R).

The benchmarks for each fund currently are as follows:


FUND                                  BENCHMARK
----------------------------------------------------------------------------------------------
Growth Equity Fund                    Russell 1000(R) Growth Index
Growth & Income Fund                  S&P 500(R) Index
International Equity Fund             MSCI EAFE(R) (Europe, Australasia, Far East) Index
Large-Cap Value Fund                  Russell 1000 Value Index


GROWTH EQUITY FUND

The GROWTH EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities.

The fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities that present the opportunity for growth. Generally, these equity securities will be those of large capitalized companies in new and emerging areas of the economy and companies with distinctive products or promising markets. The active managers look for companies that they believe have the potential for strong earnings or sales growth, or that appear to be mispriced based on current earnings, assets or growth prospects.

The fund may also invest in large, well-known, established companies, particularly when we believe that the companies offer new or innovative products, services or processes that may enhance their future earnings. The fund also seeks to invest in companies expected to benefit from prospective acquisitions, reorganizations, corporate restructurings or other special situations.

The Growth Equity Fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark, the Russell 1000(R) Growth Index (Russell 1000 is a trademark and a service mark of the Frank Russell Company). The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

 16  PROSPECTUS Life Funds

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and foreign investment risk. It is also subject to special risks of investing in growth stocks. Funds investing in securities of large companies also have the risk that these companies may grow more slowly than the economy as a whole or not at all. Similarly, by focusing on the securities of large companies, the fund carries with it the risk that it may have fewer opportunities to identify securities that the market misprices. In addition, stocks of companies involved in reorganizations and other special situations can often involve more risk than ordinary securities. Accordingly, the fund's performance is often more volatile than the overall stock market, and it could significantly outperform or underperform the stock market during any particular period. As with any mutual fund, you can lose money by investing in this fund.

GROWTH & INCOME FUND

The GROWTH & INCOME FUND seeks a favorable long-term total return through both capital appreciation and investment income, primarily from income-producing equity securities.

The fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in income-producing equity securities. The fund looks for equity securities of larger, well-established, mature growth companies that we believe are attractively priced, show the potential to increase in value faster than the rest of the market, and offer a growing stream of dividend income. In particular, we look for companies that are leaders in their industries, with premium product lines. We also look for companies with management dedicated to creating shareholder value. The fund also may invest in rapidly growing smaller companies and may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark, the Standard & Poor's 500 ("S&P 500") Index. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk, modest foreign investment risk and income risk. In addition, there are special risks associated with investments in stocks paying relatively high dividends. These stocks may significantly underperform other stocks during periods of rapid market appreciation. As with any mutual fund, you can lose money by investing in this fund.

INTERNATIONAL EQUITY FUND

The INTERNATIONAL EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

The fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of foreign issuers. The fund has a policy of maintaining investments of equity securities of foreign issuers located in at least three countries other than the United States. The active managers select individual stocks, and let the fund's

                                                      Life Funds PROSPECTUS   17
country and regional asset allocations evolve from their stock selection. We do, however, regularly manage the fund's sector and country exposure against the fund's benchmark, the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index (the "MSCI EAFE Index"), in order to control risk.

The fund looks for companies of all sizes with:

- sustainable earnings growth

- focused management with successful track records

- unique and easy-to-understand franchises (brands)

- stock prices that don't fully reflect the stock's potential value, based on current earnings, assets, and long-term growth prospects

- consistent generation of free cash flow

Using the Dual Investment Management Strategy(R), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial foreign investment risk and above-average market risk and company risk. These risks are even more pronounced for investments in issuers located in countries with emerging economies and securities markets. While the fund currently does not anticipate having many investments in emerging markets based on active stock selection, emerging market securities may be selected through quantitative analysis which is designed to track the performance of the emerging markets segment of the MSCI EAFE Index. The fund may sometimes hold a significant amount of stocks of smaller, lesser-known companies whose stock prices may fluctuate more than those of larger companies. As with any mutual fund, you can lose money by investing in this fund.

Investing in foreign investments entails risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be

 18  PROSPECTUS Life Funds
very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

LARGE-CAP VALUE FUND

The LARGE-CAP VALUE FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

The fund uses the Dual Investment Management Strategy(R) and invests at least 80% of its net assets in equity securities of large domestic companies, as defined by the fund's benchmark index (the Russell 1000 Value Index) that appear undervalued by the market based on our evaluation of their potential worth.

The fund uses a variety of comparative valuation criteria to determine whether shares of a particular company might be undervalued, including:

- analyses of previous historical valuations of the same security;

- valuations of comparable securities in the same sector or the overall market;

- various financial ratios such as stock price-to-book value, stock price-to-earnings, and dividend yield; and

- free cash flow generated by the company.

The fund may invest up to 20% of its total assets in foreign investments. Using the Dual Investment Management Strategy(R), the fund also invests a portion of its assets through quantitative techniques to maintain similar overall financial characteristics to the fund's benchmark. The market capitalization ranges and overall risk and return profile of the fund are likely to be roughly comparable to the fund's Russell 1000 Value Index benchmark. The quantitative team attempts to control the risk of the fund underperforming the benchmark while providing an opportunity for incremental gains.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk and moderate foreign investment risk. In addition, the fund is subject to substantial style risk in that value investing may fall out of favor with investors. Likewise, equity securities that we believe are undervalued are subject to the risks that: (1) the issuer's potential business prospects are not realized; (2) their potential values are never recognized by the market; and (3) due to unanticipated or unforeseen problems associated with the issuer or industry, they were appropriately priced (or over-priced) when acquired. As with any mutual fund, you can lose money by investing in this fund.

ACTIVE EQUITY FUNDS USING THE QUANTITATIVE MANAGEMENT STRATEGY

QUANTITATIVE MANAGEMENT STRATEGY

TIAA-CREF's Quantitative Management Strategy works differently from either the Dual Investment Management Strategy(R) or indexing in how it builds a portfolio of stocks. Essentially, quantitative management uses proprietary mathematical models based on

                                                      Life Funds PROSPECTUS   19
financial and investment theories to evaluate and score a broad universe of the stocks in which the fund invests. These models typically weight many different variables, including:

- the valuation of the individual stock versus the market or its peers;

- future earnings and sustainable growth prospects; and

- the price and volume trends of the stock

The score, combined with additional inputs listed below, is used to form the portfolio.

- weightings of the stock, and its corresponding sector, in the benchmark;

- correlations between the performance of the stocks in the universe; and

- trading costs

Overall, the goal of TIAA-CREF's quantitative management area is to build a portfolio of stocks that adds return versus the fund's stated benchmark index, while also managing the relative risk of the fund versus its benchmark.

SMALL-CAP EQUITY FUND

The SMALL-CAP EQUITY FUND seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

The fund uses the Quantitative Management Strategy and invests at least 80% of its net assets in equity securities of smaller domestic companies, across a wide range of sectors, growth rates and valuations, which appear to have favorable prospects for significant long-term capital appreciation.

The fund seeks to add incremental return over its stated benchmark, the Russell 2000 Index, while also managing the relative risk of the fund versus its benchmark.

SPECIAL INVESTMENT RISKS: The fund is subject to market risk and very substantial company risk. The fund is exposed to the risks of investing in equity securities of smaller companies. Small company securities may experience steeper fluctuations in price than the securities of larger companies. From time to time, the fund may have to sell securities at a discount from current market prices or in small lots over an extended period. In addition, it may sometimes be difficult to find buyers for securities the fund wishes to sell when a company is not perceived favorably in the marketplace or during periods of poor economic or market conditions. The costs of purchasing and selling securities of smaller companies are sometimes greater than those of more widely traded securities. As with any mutual fund, you can lose money by investing in this fund.

INDEX FUNDS

STOCK INDEX FUND

The STOCK INDEX FUND seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets.

 20  PROSPECTUS Life Funds

The fund is designed to track U.S. equity markets as a whole and invests substantially all of its net assets in stocks in the Russell 3000(R) Index. The Stock Index Fund uses indexing, a strategy that seeks a favorable long-term total return from a diversified portfolio of equity securities selected to track its benchmark index. As part of its indexing strategy, the Stock Index Fund uses a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, market capitalization and industry weightings of securities) of its index without investing in all of the stocks in the index. The Stock Index Fund does not use either the Dual Investment Management Strategy(R) or the Quantitative Management Strategy.


SPECIAL INVESTMENT RISKS: The fund is subject to substantial market and index risk as well as more than moderate company risk. Although the fund attempts to closely track the investment performance of its index, it does not duplicate the composition of the index. Therefore, the fund cannot guarantee that its performance will match its index for any period of time. In addition, the prices of equity securities of smaller, lesser-known companies, which make up a small portion of the index, may fluctuate more than those of larger companies because smaller companies may depend on narrow product lines, have limited operating histories and lack management depth. Such securities also may be thinly-traded. As with any mutual fund, you can lose money by investing in this fund.


SPECIALTY FUNDS

SOCIAL CHOICE EQUITY FUND

The SOCIAL CHOICE EQUITY FUND seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The fund invests primarily in equity securities that meet its social criteria. The fund attempts to track the return of the U.S. stock market as represented by the Russell 3000 Index, while investing only in companies whose activities are consistent with the fund's social criteria. It does this by investing in companies included in the Kinder, Lydenberg, Domini & Co., Inc.'s ("KLD") Broad Market Social Index (the "BMSI"),(1) which is a subset of companies in the

------------------

(1) The Social Choice Equity Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. KLD Research & Analytics, Inc. is not responsible for and has not reviewed the fund, nor any associated literature or publications and it makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

    KLD Research & Analytics, Inc.'s publication of the KLD Indexes in no way suggests or implies an opinion by it as to the attractiveness or appropriateness of investment in any or all securities upon which the KLD Indexes are based. KLD RESEARCH & ANALYTICS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEXES OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.


    (1) (continued)
 KLD Broad Market Social Index(SM) is derived from the constituents of the Russell 3000 Index. The Russell 3000 Index is a trademark/service mark of the Frank Russell Company ("FRC"). The use of the Russell 3000 Index as the universe for the KLD Broad Market Social Index in no way suggests or implies an opinion by FRC as to the attractiveness of the KLD Broad Market Social Index or of the investment in any or all of the securities upon which the Russell Indexes or KLD Indexes are based.

                                                      Life Funds PROSPECTUS 21

Russell 3000 Index screened to eliminate companies that do not meet certain "social" criteria. In this way, the fund's portfolio approaches the overall investment characteristics of the Russell 3000 Index.

Companies that are currently excluded from the BMSI include:

- Companies that derive any revenues from the manufacture of alcohol or tobacco products;

- Companies that derive any revenues from gambling;

- Companies that derive significant revenues from the production of military weapons; and

- Electric utilities that own interests in nuclear power plants or derive electricity from nuclear power plants in which they have any interest.

The remaining companies are then evaluated for their records in certain qualitative areas. Concerns in one area will not automatically eliminate the company from the BMSI. The following are some of the principal social criteria that KLD currently considers when selecting companies for inclusion in the BMSI:

- Safe and useful products, including a company's record with respect to product safety, marketing practices, commitment to quality and research and development;

- Employee relations, including a company's record with respect to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations, and meaningful participation in company profits either through stock purchase or profit sharing plans;

- Corporate citizenship, including a company's record with respect to philanthropic activities and community relations;

- Environmental performance, including a company's record with respect to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling, and environmentally beneficial fuels, products and services; and

- Diversity, including a company's record with respect to appointment of women and minorities to its board of directors and senior management positions.

The BMSI is reconstituted once a year based on an updated list of the companies comprising the Russell 3000 Index. As of January 2003, the BMSI comprised approximately 2,380 companies in the Russell 3000 that passed certain exclusionary and qualitative screens.

The fund may invest in U.S. Government securities and in securities issued by foreign governments or their agencies or instrumentalities as approved by our Corporate Governance and Social Responsibility Committee. The fund may invest up to 15% of its total assets in foreign investments.

   22PROSPECTUS Life Funds

SPECIAL INVESTMENT RISKS: The fund is subject to market risk, company risk, moderate index risk and moderate foreign investment risk. In addition, because its social criteria exclude securities of certain issuers for non-financial reasons, this fund may forgo some market opportunities available to funds that don't use these criteria. As with any mutual fund, you can lose money by investing in this fund.

REAL ESTATE SECURITIES FUND

The REAL ESTATE SECURITIES FUND seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity and fixed-income securities of companies principally engaged in or related to the real estate industry.

The fund invests at least 80% of its net assets in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry ("real estate securities"), including those that own significant real estate assets, such as real estate investment trusts ("REITs"). The fund does not invest directly in real estate. The fund concentrates its investments in the real estate industry and is not diversified (see "Special Investment Risks" below). The fund is actively managed using a value-driven, research-oriented process with a focus on cash flows, asset values and our belief of managements' ability to increase shareholder value.

An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. The fund typically invests in securities issued by equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The fund also may invest up to 10% of its total assets in real estate securities of foreign issuers and up to 20% of its total assets in equity and debt securities of issuers that are not engaged in or related to the real estate industry. The benchmark index for the fund is the Wilshire Real Estate Securities Index. The market capitalization ranges and overall risk and return profile of the fund are likely to be roughly comparable to the fund's benchmark.

SPECIAL INVESTMENT RISKS: The fund is subject to interest rate risk, income risk, substantial market risk and very substantial company risk. It is also subject to risks arising from the fact that, unlike the other funds, it is not a diversified investment company. As a "non-diversified" investment company, the fund can invest in fewer individual companies than a diversified company. Because it concentrates its investments in only one industry and often holds securities of relatively few issuers, the value of its portfolio is likely to experience greater fluctuations and may be subject to a greater risk of loss than those of other mutual funds.

                                                      Life Funds PROSPECTUS   23

There are significant risks inherent in the investment objective and strategies of the Real Estate Securities Fund. Because of its objective of investing in, among other things, the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate, it is subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems. Because of its objective of investing in the securities of issuers whose products and services are engaged in or related to the real estate industry, it is subject to the risk that the value of such securities will be negatively affected by one or more of these risks.

In addition to these risks, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under the Code or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the fund runs the risk that they will sell them at an inopportune time.

The fund is also exposed to the risks associated with investing in the securities of smaller companies, as often companies in the real estate industry are smaller, lesser-known companies. These securities may fluctuate in value more than those of larger companies because some smaller companies may depend on narrow product lines, have limited track records, lack depth of management, or have thinly-traded securities. As with any mutual fund, you can lose money by investing in this fund.

FIXED-INCOME AND MONEY-MARKET FUNDS

BOND FUND

The BOND FUND seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment grade fixed-income securities.

The fund invests at least 80% of its net assets in investment grade bonds and other fixed-income securities. Bonds of this type may include U.S. Government securities, corporate bonds and mortgage-backed or other asset-backed securities. We don't rely exclusively on rating agencies when making investment decisions. Instead, we also do our own credit analysis, paying particular attention to economic trends and other market events. The fund overweights or underweights individual securities or sectors relative to its benchmark index,

 24  PROSPECTUS Life Funds
the Lehman Brothers Aggregate Bond Index, when we believe that we can take advantage of what appear to be undervalued, overlooked or misunderstood issuers that offer the potential to boost returns above that of the index. The fund is managed to maintain a duration that is similar to the Lehman Brothers Aggregate Bond Index. Duration is the approximate percentage change in the price of a bond in response to a change in prevailing interest rates. As of December 31, 2002, the duration of the Lehman Brothers Aggregate Bond Index was 3.79 years. By keeping the duration of the fund close to that of the index, the returns due to changes in interest rates should be similar between the fund and the index. The fund may invest up to 15% of its total assets in fixed-income securities of foreign issuers.

The Bond Fund's investments in mortgage-backed securities can include pass-through securities sold by private, governmental and government-related organizations and collateralized mortgage obligations ("CMOs"). Mortgage pass-through securities are created when mortgages are pooled together and interests in the pool are sold to investors. The cash flow from the underlying mortgages is "passed through" to investors in periodic principal and interest payments. CMOs are obligations that are fully collateralized directly or indirectly by a pool of mortgages from which payments of principal and interest are dedicated to the payment of principal and interest.

The fund may use an investment strategy called "mortgage rolls" (also referred to as "dollar rolls"), in which the fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. If such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will enhance the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. Realizing benefits from the use of mortgage rolls depends upon the fund advisor's ability to predict correctly mortgage prepayments and interest rates.

The fund may also engage in duration-neutral relative value trading, a strategy in which we buy and sell government bonds of identical credit quality but different maturity dates in an attempt to take advantage of spread differentials along the yield curve. The duration-neutral relative value trading strategy is designed to enhance the fund's returns but increases the fund's portfolio turnover rate.

SPECIAL INVESTMENT RISKS: The fund is subject to substantial interest rate risk and significant prepayment/extension risk as well as company risk, income risk, moderate credit risk, moderate foreign investment risk and moderate index risk. The value of securities held by the fund changes in response to daily changes in prevailing market interest rates. Although the fund invests primarily in investment grade securities, market values for such securities can

                                                      Life Funds PROSPECTUS   25
still vary independent of interest rate changes, depending upon the market evaluation of general credit conditions and liquidity.

Under the fund's mortgage roll investment strategy, there is a risk that the fund's advisor will not correctly predict mortgage prepayments and interest rates, which will diminish the investment performance of the fund compared with what such performance would have been without the use of the strategy.

Securities originally rated "investment grade" are sometimes downgraded later on, should a ratings agency like Moody's or S&P believe the issuer's business outlook or creditworthiness has deteriorated. We will attempt to sell any security held by the fund which is downgraded to a below investment grade rating as promptly as possible, consistent with the best interests of the fund. Lower-rated bonds can at times be harder to sell than investment grade bonds, and their prices can be more volatile and more difficult to determine than the prices of higher-quality securities. As with any fund, you can lose money by investing in this fund.

Also, the fund may experience high portfolio turnover, which can have a negative impact on the fund's performance.

MONEY MARKET FUND

The MONEY MARKET FUND seeks high current income consistent with maintaining liquidity and preserving capital.

We seek to maintain a stable net asset value of $1.00 per share of the Money Market Fund by investing in assets that present minimal credit risk, maintaining an average weighted maturity of 90 days or less, and investing all of the fund's assets in U.S. dollar-denominated securities or other instruments maturing in 397 days or less. We can't assure you that we will be able to maintain a stable net asset value of $1.00 per share for this fund.

The fund will invest primarily in:

(1) Commercial paper (short-term "IOUs" issued by corporations and others) or variable-rate, floating-rate, or variable-amount securities of domestic or foreign companies;

(2) Obligations of commercial banks, savings banks, savings and loan associations, and foreign banks whose latest annual financial statements show more than $1 billion in assets. These include certificates of deposit, time deposits, bankers' acceptances, and other short-term debt;

(3) Securities issued by or whose principal and interest are guaranteed by the U.S. Government or one of its agencies or instrumentalities;

(4) Other debt obligations with a remaining maturity of 397 days or less issued by domestic or foreign companies;

 26  PROSPECTUS Life Funds

(5) Repurchase agreements involving securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or involving certificates of deposit, commercial paper, or bankers' acceptances;

(6) Participation interests in loans banks have made to the issuers of (1) and
    (4) above (these may be considered illiquid);

(7) Asset-backed securities issued by domestic corporations or trusts;

(8) Obligations issued or guaranteed by foreign governments or their political subdivisions, agencies, or instrumentalities; and

(9) Obligations of international organizations (and related government agencies) designated or supported by the U.S. or foreign government agencies to promote economic development or international banking.

The Money Market Fund will only purchase money market instruments that at the time of purchase are "First Tier Securities," that is rated within the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or rated within the highest category by one NRSRO if it is the only NRSRO to have issued a rating for the security, or unrated securities of comparable quality. The fund can also invest up to 30 percent of its assets in money-market and debt instruments of foreign issuers denominated in U.S. dollars.

The above list of investments is not exclusive and the fund may make other investments consistent with its investment objective and policies.


SPECIAL INVESTMENT RISKS: The principal risk of investing in the Money Market Fund is current income risk--that is, the income the fund receives may fall as a result of a decline in interest rates. To a lesser extent, the fund is also subject to market risk and company risk, which are described below on page 28, and income volatility, interest rate risk and prepayment risk and extension risk, which are described below on page 29. The use of the Money Market Fund's benchmark index by a fund is not a fundamental policy and can be changed. No one can assure that a fund will achieve its investment objective and investors should not consider any one fund to be a complete investment program. An investment in the Money Market Fund, like the other funds, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


INVESTMENT MANAGEMENT STYLES

GROWTH INVESTING. This is a portfolio management style that involves seeking securities of issuers with above-average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Typically, such securities are those of issuers with favorable long-term growth prospects. Such issuers often are companies with a strong competitive position within their industry or a competitive position within a very strong

                                                      Life Funds PROSPECTUS 27
industry. Generally, growth investing entails analyzing the quality of an issuer's earnings (i.e., the degree to which earnings are derived from sustainable, cash-based sources), and analyzing issuers as if one would be buying the company or its business, not simply trading its securities. Growth investing may also involve fundamental research about and qualitative analysis of particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of the company's securities.

VALUE INVESTING. This is a portfolio management style that typically involves seeking securities that:

- Exhibit low relative financial ratios (such as stock price-to-book value, stock price-to-earnings and stock price-to-cash flow);

- Can be acquired for less than what one believes is the issuer's potential value; and

- Appear attractive using discounted cash flow models.

Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to have strong potential for capital appreciation, or securities of "special situation" companies. A special situation company is one that is believed to have potential for significant future earnings growth, but has not performed well in the recent past. Such companies may include ones undergoing management changes, corporate or asset restructuring, or ones having significantly undervalued assets. Identifying special situation companies and establishing an issuer's potential value involves fundamental research and analysis of such companies and issuers.

MORE ABOUT RISKS

Different types of securities, investments and investment techniques used by each fund all have attendant risks of varying degrees.

EQUITY SECURITIES. In general, the value of equity securities fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that a fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as market risk. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets tend to reflect local economic and financial conditions and therefore such trends often vary from country to country and region to region. Equity securities are also subject to company risk, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value over short or extended periods of time. Therefore, the value of an investment in those funds that hold equity securities may increase or decrease.

FOREIGN INVESTMENT RISK. Funds incur foreign investment risk when they invest in securities of foreign issuers, securities or contracts traded on foreign exchanges or in foreign markets, or securities or contracts payable in foreign currency. Investing in foreign investments entails

 28  PROSPECTUS Life Funds
risks beyond those of domestic investing. These include: (1) changes in currency exchange rates; (2) possible imposition of market controls or currency exchange controls; (3) possible imposition of withholding taxes on dividends and interest; (4) possible seizure, expropriation or nationalization of assets; (5) more limited foreign financial information or difficulty in interpreting it because of foreign regulations and accounting standards; (6) the lower liquidity and higher volatility in some foreign markets; (7) the impact of political, social or diplomatic events; (8) the difficulty of evaluating some foreign economic trends; and (9) the possibility that a foreign government could restrict an issuer from paying principal and interest to investors outside the country. Brokerage commissions and transaction costs are often higher for foreign investments, and it may be harder to use foreign laws and courts to enforce financial or legal obligations.

The risks described above often increase in countries with emerging markets. For example, these countries may have more unstable governments than developed countries, and their economies may be based on only a few industries. Because their securities markets may be very small, share prices may be volatile and difficult to establish. In addition, foreign investors such as the fund are subject to a variety of special restrictions in many such countries.

STYLE RISK. Funds that use either a growth investing or a value investing style entail the risk that equity securities representing either style may be out of favor in the marketplace for various periods of time. When this occurs, investors, such as the funds, holding such securities may experience significant declines in the value of their portfolios. Style risk, therefore, is the risk that a fund's growth investing or value investing style falls out of favor with investors for a period of time.

INDEX RISK. This is the risk that a fund's performance will not match its index for any period of time. Although the Stock Index Fund attempts to closely track the investment performance of its index, it may not duplicate the exact composition of this index. In addition, unlike a fund, the returns of an index are not reduced by investment and other operating expenses, and therefore, the ability of the Stock Index Fund to match the performance of its index is adversely affected by the costs of buying and selling investments as well as other expenses. Therefore, the Stock Index Fund cannot guarantee that its performance will match its index for any period of time.

FIXED-INCOME SECURITIES. In general, fixed-income securities are subject to the risk of income volatility, credit risk (a type of company risk), interest rate risk (a type of market risk) and, as to some fixed-income securities, prepayment and extension risk.

Income volatility refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of fixed-income securities. The risk of income volatility is the risk that the level of current income from a portfolio of fixed-income securities declines in certain interest rate environments.

                                                      Life Funds PROSPECTUS   29

Credit risk relates to the ability of an issuer of a fixed-income security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing a fund to lose its investment in the security.

In general, interest rate risk is the risk that when prevailing interest rates decline, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to increase. Conversely, when prevailing interest rates increase, the market value of fixed-income securities (particularly those paying a fixed rate of interest) tends to decline. Depending on the timing of the purchase of a fixed-income security and the price paid for it, changes in prevailing interest rates may increase or decrease the security's yield.

Prepayment risk and extension risk are normally present in adjustable-rate mortgage loans, mortgage-backed securities and other asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). If interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment generally increases. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment generally decreases. In either case, a change in the prepayment rate and the resulting change in duration of fixed-income securities held by a fund can result in losses to investors in the fund.

MORE ABOUT BENCHMARKS AND OTHER INDICES


Please keep in mind that the indices described below are not mutual funds, and that you cannot invest directly in these indices.


RUSSELL 1000 GROWTH INDEX


This is the benchmark index for the GROWTH EQUITY FUND. The Russell 1000 Growth Index is a sub-set of the Russell 1000 Index, which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Growth Index represents those Russell 1000 Index securities with higher relative forecasted growth rates and price/book ratios. The Russell 1000 Growth Index includes a higher relative proportion of companies drawn from those sectors of the market that typically have high relative valuations and high relative growth rates, including sectors such as technology, health care and telecommunications. As of December 31, 2002, the market capitalization of companies in the Russell 1000 Growth Index ranged from $190 million to $280 billion, with an average market capitalization of $10.9 billion and a mid-point market capitalization of $2.9 billion. The Frank Russell Company determines the composition of the index based on a combination of factors including market capitalization, price/book ratio and long-term growth rate, and can change its composition at any time.


S&P 500 INDEX

This is the benchmark index for the GROWTH & INCOME FUND. The S&P 500 Index is an index of the 500 largest capitalized stocks in the U.S. that is widely recognized as a guide to the overall health of the U.S. stock market. The index covers industrial, utility, transportation and

   30PROSPECTUS Life Funds
financial companies of the U.S. markets. The index represents over 75% of the New York Stock Exchange ("NYSE") market capitalization and 15% of NYSE issues. Standard & Poor's determines the composition of the index based on a combination of factors including market capitalization, liquidity and industry group representation and can change its composition at any time.


MSCI EAFE INDEX

This is the benchmark index for the INTERNATIONAL EQUITY FUND. The MSCI EAFE Index tracks the performance of the leading stocks in 21 MSCI developed countries outside of North America--in Europe, Australasia and the Far East. The MSCI EAFE Index constructs indices country by country, then assembles the country indices into regional indices. To construct an MSCI country index, the MSCI EAFE Index analyzes each stock in that country's market based on its price, trading volume and significant owners. The stocks are sorted by industry group, and the most "investable" stocks (as determined by size and trading volume) are selected until 85 percent of the free float adjusted market representation of each industry is reached. MSCI country indices capture 85 percent of each country's free float adjusted market capitalization while maintaining the overall industry exposure of the market. When combined as the MSCI EAFE Index, the regional index captures 85 percent of the free float adjusted market capitalization of 21 developed countries around the world.


The MSCI EAFE Index is primarily a large-capitalization index, with approximately 65 percent of its stocks falling in this category. Morgan Stanley determines the composition of the index based on a combination of factors including regional/country exposure, price, trading volume and significant owners, and can change its composition at any time.


RUSSELL 1000 VALUE INDEX

This is the benchmark for the LARGE-CAP VALUE FUND. The Russell 1000 Value Index is a subset of the Russell 1000 Index which represents the top 1,000 U.S. equity securities in market capitalization. The Russell 1000 Value Index includes a higher relative proportion of securities from roughly one-third of the Russell 1000 securities with lower relative growth rates and price/book values, and a lower relative proportion from the roughly middle third of companies. The Russell 1000 Value Index has higher weightings in those sectors of the market with typically lower relative valuations and growth rates, including sectors such as financial services and energy. As of December 31, 2002, the market capitalization of companies in the Russell 1000 Value Index ranged from $190 million to $237 billion, with an average market capitalization of $8 billion and a mid-point market capitalization of $2.6 billion.

RUSSELL 2000 INDEX

This is the benchmark for the SMALL-CAP EQUITY FUND. The Russell 2000 Index represents the largest 2,000 U.S. equities in market capitalization following the top 1,000 U.S. equities. As of December 31, 2002, the market capitalization of companies in the Russell 2000 Index ranged from $10 million to $2.4 billion, with an average market capitalization of $400 million and a

                                                      Life Funds PROSPECTUS 31
mid-point market capitalization of $310 million. The Frank Russell Company determines the composition of the index based solely on market capitalization, and can change its composition at any time.


RUSSELL 3000 INDEX


This is the benchmark for the STOCK INDEX FUND and the SOCIAL CHOICE EQUITY FUND. The Russell 3000 Index is an unmanaged index of stocks of the 3,000 largest publicly traded U.S. companies, based on market capitalization. Russell 3000 companies represent about 98 percent of the total market capitalization of the publicly traded U.S. equity market. As of December 31, 2002, the market capitalization of companies in the Russell 3000 Index ranged from $10 million to $280 billion, with an average market capitalization of $3.4 billion and a mid-point market capitalization of $550 million. The Frank Russell Company determines the composition of the index based only on market capitalization and can change its composition at any time.


WILSHIRE REAL ESTATE SECURITIES INDEX

This is the benchmark for the REAL ESTATE SECURITIES FUND. The Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as REITs and real estate operating companies ("REOCs"). The Wilshire Real Estate Securities Index includes securities in different proportions based on relative capitalization, is rebalanced monthly, and its returns are calculated on a buy and hold basis. The constituents of the Wilshire Real Estate Securities Index are equity owners and operators of commercial real estate deriving 75 percent or more of their total revenues from the ownership and operation of real estate assets. Excluded from the Wilshire Real Estate Securities Index are mortgage REITs, health care REITs, real estate finance companies, home builders, large land owners and sub-dividers, hybrid REITs, and companies with more than 25 percent of their assets in direct mortgage investments. Companies in the Wilshire Real Estate Securities Index generally have market capitalizations of at least $100 million, and hold real estate assets with book values of at least $100 million.

LEHMAN BROTHERS AGGREGATE BOND INDEX

This is the benchmark for the BOND FUND. The Lehman Brothers Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities, and commercial mortgage-backed securities.

None of the funds are promoted, endorsed, sponsored or sold by or affiliated with Frank Russell Company or any of the third parties which sponsor the indices described above.

ADDITIONAL INVESTMENT STRATEGIES

The funds may invest in short-term money market debt securities and other kinds of short-term instruments. These help the funds maintain liquidity, use cash balances effectively, and take advantage of attractive investment opportunities. The funds also may invest up to 20% of their total assets in fixed-income securities.

   32PROSPECTUS Life Funds

Each fund also may buy and sell: (1) put and call options on securities of the types they each may invest in and on securities indices composed of such securities, (2) futures contracts on securities indices composed of securities of the types in which each may invest, and (3) put and call options on such futures contracts. We use such options and futures contracts for hedging, cash management and to increase total return. Futures contracts permit the fund to gain exposure to groups of securities and thereby have the potential to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. To manage currency risk, these funds also may enter into forward currency contracts and currency swaps and may buy or sell put and call options and futures contracts on foreign currencies.

The funds can also invest in derivatives and other newly-developed financial instruments, such as equity swaps (including arrangements where the return is linked to a stock market index) and equity-linked fixed-income securities, so long as these are consistent with the fund's investment objective and restrictions.

FUND MANAGEMENT

Teachers Advisors, Inc. (Advisors) manages the TIAA-CREF Life Funds' assets, under the supervision of the board of trustees of TIAA-CREF Life Funds, and is a wholly-owned indirect subsidiary of Teachers Insurance and Annuity Association of America (TIAA). Advisors is registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940. The specialized portfolio management teams of Advisors who manage the funds also manage the investments of TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds, and, through an affiliated investment adviser, TIAA-CREF Investment Management, LLC (Investment Management), the investment accounts of the College Retirement Equities Fund (CREF). Advisors is located at 730 Third Avenue, New York, New York 10017.

                                                      Life Funds PROSPECTUS 33

Under its investment management agreement with TIAA-CREF Life Funds, Advisors is entitled to an annual fee based on a percentage of the average daily net assets of each fund. The management fees are as follows:

                                                             MANAGEMENT
                                                                   FEES
----------------------------------------------------------------------------
Growth Equity Fund                                                0.25%
Growth & Income Fund                                              0.23%
International Equity Fund                                         0.29%
Stock Index Fund                                                  0.06%
Social Choice Equity Fund                                         0.07%
Large-Cap Value Fund                                              0.24%
Small-Cap Equity Fund                                             0.10%
Real Estate Securities Fund                                       0.25%
Bond Fund                                                         0.10%
Money Market Fund                                                 0.06%

Advisors' duties include conducting research, recommending investments, and placing orders to buy and sell securities. Advisors is also responsible for providing or obtaining at its own expense the services necessary to operate the TIAA-CREF Life Funds on a day-to-day basis. These include custodial, administrative, portfolio accounting, dividend disbursing, auditing, and ordinary legal services.

The funds are managed by Advisors through specialized portfolio management teams whose members are jointly responsible for the day-to-day management of the funds.

PRICING OF FUND SHARES

We determine the net asset value (NAV) per share (share price) of a fund on each day the New York Stock Exchange is open for business. We do this after the close of regular trading on all U.S. national exchanges where securities or other investments of the fund are principally traded. We will not price fund shares on days that the New York Stock Exchange is closed. This remains the case even for funds that invest in foreign securities, even though such securities may continue to trade and their values may fluctuate. We compute the fund's NAV by dividing the value of a fund's assets, less its liabilities, by the number of outstanding shares of that fund.


For funds other than the Money Market Fund, we usually use market quotations or independent pricing services to value securities and other instruments held by the funds. If market quotations or independent pricing services aren't readily available, we'll use a security's "fair value," as determined in good faith by or under the direction of the Board of Trustees. Money market instruments (other than those in the Money Market fund) with maturities of one year or less are valued using market quotations or independent pricing sources or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other. We may also use fair value if events that have a significant effect on the value of an investment (as determined in our sole

   34PROSPECTUS Life Funds
discretion) occur between the time when its price is determined and the time a fund's NAV is calculated.



To calculate the Money Market Fund's NAV per share, we value its portfolio securities at their amortized cost. This valuation method does not take into account unrealized gains or losses on the fund's portfolio securities. Amortized cost valuation involves first valuing a security at cost, and thereafter assuming an amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the security's market value. While this method provides certainty in valuation, there may be times when the value of a security, as determined by amortized cost, may be higher or lower than the price the Money Market Fund would receive if it sold the security.


OFFERING, PURCHASING AND REDEEMING SHARES

Shares of the TIAA-CREF Life Funds are not sold directly to you, but rather are sold in a continuous offering to TIAA-CREF Life separate accounts to fund variable annuity or other insurance contracts. Your premiums under the contracts are placed in the appropriate investment account of the separate account, and the assets of the investment account are invested in the shares of the TIAA-CREF Life Funds. The separate account purchases and redeems shares of the appropriate fund for net asset value without sales or redemption charges.

For each day on which the TIAA-CREF Life Funds' net asset value is calculated, the separate account transmits to the fund any orders to purchase or redeem shares of the fund based on the purchase payments, redemption requests, death benefits, contract charges, and transfer requests from contractowners and beneficiaries that have been processed on that day. The separate account purchases and redeems shares of a fund at the fund's net asset value per share calculated as of that same day.

The separate accounts may not accept electronic transfers (i.e., over the Internet, by telephone or by fax) into or out of investment accounts holding shares of the International Equity Fund between 2:30 p.m. and 4:00 p.m. Eastern Time on business days. All those transfer requests should be rejected. Similarly, any instructions to change or cancel a previously submitted request should be rejected if those instructions are submitted electronically after 2:30 p.m. Eastern Time. If the close of trading on the New York Stock Exchange is earlier than 2:30 p.m., the restrictions on these electronic transactions should begin at the market close.

For more information about investing in the TIAA-CREF Life Funds, see the prospectus describing the contract, which can be obtained by calling us toll-free at 800 842-2733, extension 5509.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The tax status of your investment depends upon your variable insurance contract. For a complete discussion of the tax status of your contract, please refer to the Prospectus describing the contract.

                                                      Life Funds PROSPECTUS 35

Shares in the funds may only be held through a variable annuity or other variable insurance contract. Under current tax law, any dividend or capital gains distributions from the fund will be exempt from current taxation if left to accumulate within your variable contract. Withdrawals from your contract may be taxed as ordinary income. You may also be subject to a 10% penalty tax if a withdrawal is made before age 59 1/2.


The funds expect to declare and distribute to its shareholders (i.e., any separate accounts) substantially all of their net investment income and net realized capital gains.



Each of the funds other than the Money Market Fund will normally distribute dividends and capital gains annually. The Money Market Fund will distribute dividends monthly, although these dividends will be calculated and declared daily. In addition, each fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.


All dividend and capital gains distributions from a fund will be automatically reinvested by the separate account in additional shares of the fund.

Each fund intends to qualify for taxation as a "regulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income and net capital gains are distributed to shareholders. In addition, the funds intend to qualify under the Internal Revenue Code with respect to the diversification requirements related to the tax-deferred status of insurance company separate accounts.

GENERAL MATTERS


VOTING RIGHTS


We don't plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by that share on all matters to which shareholders are entitled to vote. You should refer to the SAI, as well as the separate prospectus describing your contract and the separate account, which accompanies this prospectus, for more information on your voting rights.

ELECTRONIC PROSPECTUSES

If you received this or the contract prospectus electronically and would like paper copies, please call 800 842-2733, extension 5509, and we will send paper copies to you.


CUSTOMER COMPLAINTS



Customer complaints may be directed to our Planning and Service Center, Customer Relations Unit (A2-01), 8500 Andrew Carnegie Blvd., Charlotte, NC 28262, telephone 800-223-1200.


   36PROSPECTUS Life Funds

HOUSEHOLDING

To lower costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of this and the contract prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one participant lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 800 842-2733, extension 5509, or write us.

                                                      Life Funds PROSPECTUS 37

FINANCIAL HIGHLIGHTS


Presented below is a financial highlights table for the TIAA-CREF Life Funds. The financial highlights table is intended to help you understand the financial performance of the TIAA-CREF Life Funds since they began operations. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. The expenses reflected in this table do not reflect any separate account fees or expenses deducted under the variable annuity or variable life insurance contracts using the funds. If those fees were included, the expenses would be higher and your returns would have been lower. The information through December 31, 2002 has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report--along with the financial statements--is included in the TIAA-CREF Life Funds' most recent annual report. It is available without charge upon request.


                                                 GROWTH EQUITY FUND                             GROWTH & INCOME FUND
                                    ---------------------------------------------  ----------------------------------------------
                                                                   FOR THE PERIOD                                  FOR THE PERIOD
                                                                    MARCH 1, 2000                                   MARCH 1, 2000
                                         FOR THE   FOR THE YEAR  (COMMENCEMENT OF       FOR THE        FOR THE      (COMMENCEMENT
                                      YEAR ENDED          ENDED    OPERATIONS) TO    YEAR ENDED     YEAR ENDED  OF OPERATIONS) TO
                                    DECEMBER 31,   DECEMBER 31,      DECEMBER 31,  DECEMBER 31,   DECEMBER 31,       DECEMBER 31,
                                            2002           2001           2000(A)          2002           2001            2000(A)
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period                                   $14.60         $18.97            $25.00        $20.28         $23.57             $25.00
---------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment
 operations:
 Net investment income                      0.07(b)         0.05             0.05          0.21(b)         0.20              0.19
 Net realized and unrealized gain
   (loss) on investments                   (4.45)        (4.37)            (6.03)         (5.07)        (3.29)             (1.33)
---------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
 operations                                (4.38)        (4.32)            (5.98)         (4.86)        (3.09)             (1.14)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                     (0.07)        (0.05)            (0.05)         (0.20)        (0.20)             (0.18)
 In excess of net investment income           --             --                --            --             --             (0.01)
 Net realized gains                           --             --                --            --             --             (0.10)
---------------------------------------------------------------------------------------------------------------------------------
 Total distributions                       (0.07)        (0.05)            (0.50)         (0.20)        (0.20)             (0.29)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $10.15         $14.60            $18.97        $15.22         $20.28             $23.57
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              (30.01)%     (22.81)%          (23.89)%        (23.95)%     (13.13)%            (4.55)%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
 thousands)                              $40,537        $52,519           $57,369       $51,553        $62,313            $60,066
Ratio of expenses to average net
 assets before expense waiver              0.43%          0.46%             0.39%         0.41%          0.44%              0.37%
Ratio of expenses to average net
 assets after expense waiver               0.25%          0.25%             0.21%         0.23%          0.23%              0.19%
Ratio of net investment income to
 average net assets                        0.61%          0.35%             0.25%         1.18%          1.04%              0.84%
Portfolio turnover rate                   54.09%         41.77%            35.54%       112.35%         61.92%             20.43%
---------------------------------------------------------------------------------------------------------------------------------

                                               INTERNATIONAL EQUITY FUND
                                     ----------------------------------------------
                                                                     FOR THE PERIOD
                                                                      MARCH 1, 2000
                                          FOR THE        FOR THE      (COMMENCEMENT
                                       YEAR ENDED     YEAR ENDED  OF OPERATIONS) TO
                                     DECEMBER 31,   DECEMBER 31,       DECEMBER 31,
                                             2002           2001            2000(A)
-----------------------------------  --------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of
 period                                    $12.88         $17.14             $25.00
-----------------------------------
Gain (loss) from investment
 operations:
 Net investment income                       0.20(b)         0.18              0.15
 Net realized and unrealized gain
   (loss) on investments                    (2.06)        (4.26)             (7.89)
-----------------------------------
Total gain (loss) from investment
 operations                                 (1.86)        (4.08)             (7.74)
-----------------------------------
Less distributions from:
 Net investment income                      (0.19)        (0.18)             (0.12)
 In excess of net investment income         (0.07)            --                 --
 Net realized gains                            --             --                 --
-----------------------------------
 Total distributions                        (0.26)        (0.18)             (0.12)
-----------------------------------
Net asset value, end of period             $10.76         $12.88             $17.14
-----------------------------------
TOTAL RETURN                               (14.40)%     (23.81)%           (30.94)%
-----------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
 thousands)                               $33,738        $35,014            $42,006
Ratio of expenses to average net
 assets before expense waiver               0.49%          0.53%              0.44%
Ratio of expenses to average net
 assets after expense waiver                0.29%          0.29%              0.25%
Ratio of net investment income to
 average net assets                         1.68%          1.33%              0.88%
Portfolio turnover rate                    52.82%        102.48%             79.47%
-----------------------------------



(a)The percentages shown for this period are not annualized.


(b)Based on average shares outstanding.


   38PROSPECTUS Life Funds

                                                                STOCK INDEX FUND
                                    ------------------------------------------------------------------------
                                                                                              FOR THE PERIOD
                                                                                                 DECEMBER 1,
                                                                                                        1998
                                         FOR THE                                               (COMMENCEMENT
                                      YEAR ENDED       FOR THE YEARS ENDED DECEMBER 31,    OF OPERATIONS) TO
                                    DECEMBER 31,    -----------------------------------         DECEMBER 31,
                                            2002         2001         2000         1999              1998(A)
------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of
  period                                  $24.45       $27.94       $31.11       $26.05               $25.00
------------------------------------------------------------------------------------------------------------
Gain (loss) from investment
  operations:
  Net investment income                     0.33(b)      0.30         0.29         0.26                 0.05
  Net realized and unrealized gain
    (loss) on investments                  (5.56)      (3.50)       (2.58)         5.26                 1.05
------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment
  operations                               (5.23)      (3.20)       (2.29)         5.52                 1.10
------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                    (0.36)      (0.23)       (0.29)       (0.26)               (0.05)
  Net realized gains                          --       (0.06)       (0.59)       (0.20)                   --
------------------------------------------------------------------------------------------------------------
  Total distributions                      (0.36)      (0.29)       (0.88)       (0.46)               (0.05)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $18.86       $24.45       $27.94       $31.11               $26.05
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              (21.38)%   (11.44)%      (7.38)%       21.20%                4.41%
------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
  thousands)                             $88,779      $94,517      $89,321      $54,341              $26,212
Ratio of expenses to average net
  assets before expense waiver             0.26%        0.30%        0.30%        0.30%                0.03%
Ratio of expenses to average net
  assets after expense waiver              0.07%        0.07%        0.07%        0.07%                0.01%
Ratio of net investment income to
  average net assets                       1.56%        1.28%        1.14%        1.28%                0.22%
Portfolio turnover rate                    8.68%        7.85%       16.48%       14.22%                0.00%
------------------------------------------------------------------------------------------------------------

                                                 SOCIAL CHOICE EQUITY FUND
                                     -------------------------------------------------

                                                                        FOR THE PERIOD
                                                                         MARCH 1, 2000
                                     FOR THE YEAR    FOR THE YEAR        (COMMENCEMENT
                                            ENDED           ENDED    OF OPERATIONS) TO
                                     DECEMBER 31,    DECEMBER 31,         DECEMBER 31,
                                             2002            2001              2000(A)
-----------------------------------  -------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of
  period                                   $20.61          $23.90               $25.00
-----------------------------------
Gain (loss) from investment
  operations:
  Net investment income                      0.26(b)         0.24                 0.23
  Net realized and unrealized gain
    (loss) on investments                   (4.52)         (3.28)               (0.93)
-----------------------------------
Total gain (loss) from investment
  operations                                (4.26)         (3.04)               (0.70)
-----------------------------------
Less distributions from:
  Net investment income                     (0.26)         (0.22)               (0.23)
  Net realized gains                           --          (0.03)               (0.17)
-----------------------------------
  Total distributions                       (0.26)         (0.25)               (0.40)
-----------------------------------
Net asset value, end of period             $16.09          $20.61               $23.90
-----------------------------------
TOTAL RETURN                               (20.68)%      (12.72)%              (2.80)%
-----------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in
  thousands)                              $22,683         $25,333              $25,977
Ratio of expenses to average net
  assets before expense waiver              0.34%           0.39%                0.33%
Ratio of expenses to average net
  assets after expense waiver               0.17%           0.18%                0.15%
Ratio of net investment income to
  average net assets                        1.43%           1.15%                0.92%
Portfolio turnover rate                    27.21%           9.83%                4.94%
-----------------------------------



(a)The percentages shown for this period are not annualized.


(b)Based on average shares outstanding.


                                                      Life Funds PROSPECTUS 39

                                                                                 SMALL-CAP VALUE FUND     REAL ESTATE SECURITIES
                                                       LARGE-CAP VALUE FUND         FOR THE PERIOD                 FUND
                                                          FOR THE PERIOD           SEPTEMBER 4, 2002          FOR THE PERIOD
                                                         SEPTEMBER 4, 2002           (COMMENCEMENT           SEPTEMBER 4, 2002
                                                           (COMMENCEMENT            OF OPERATIONS)             (COMMENCEMENT
                                                          OF OPERATIONS)            TO DECEMBER 31,           OF OPERATIONS)
                                                      TO DECEMBER 31, 2002(A)           2002(A)           TO DECEMBER 31, 2002(A)
                                                      -----------------------   -----------------------   -----------------------
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                         $  25.00                  $  25.00                  $  25.00
---------------------------------------------------------------------------------------------------------------------------------
Gain (loss) from investment operations:
  Net investment income                                          0.17(b)                   0.13(b)                   0.44(b)
  Net realized and unrealized gain (loss) on
    investments                                                (0.17)                    (0.38)                    (0.61)
---------------------------------------------------------------------------------------------------------------------------------
Total gain (loss) from investment operations                       --                    (0.25)                    (0.17)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                        (0.16)                    (0.12)                    (0.31)
  Net realized gains                                               --                        --                    (0.04)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                            (0.16)                    (0.12)                    (0.35)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  24.84                  $  24.63                  $  24.48
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                    0.01%                   (0.98)%                   (0.65)%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                   $ 20,178                  $ 20,044                  $ 20,194
Ratio of expenses to average net assets before
  expense waiver                                                0.08%                     0.03%                     0.08%
Ratio of expenses to average net assets after
  expense waiver                                                0.08%                     0.03%                     0.08%
Ratio of net investment income to average net assets            0.69%                     0.55%                     1.80%
Portfolio turnover rate                                        94.30%                    57.41%                   117.16%
---------------------------------------------------------------------------------------------------------------------------------



(a)The percentages shown for this period are not annualized.


(b)Based on average shares outstanding.


   40PROSPECTUS Life Funds

FOR MORE INFORMATION ABOUT TIAA-CREF LIFE FUNDS

The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION ("SAI"). The SAI contains more information about all aspects of the funds. A current SAI has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated in this prospectus by reference.

ANNUAL AND SEMI-ANNUAL REPORTS. The TIAA-CREF Life Funds' annual and semi-annual reports provide additional information about the funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year.

REQUESTING DOCUMENTS. You can request a copy of the SAI or these reports without charge in any of the following ways:

By telephone:

  Call 800-842-2733,

       extension 5509

In writing:

  730 Third Avenue

  New York, NY 10017-3206

Over the Internet:

  www.tiaa-cref.org

Information about TIAA-CREF Life Funds (including the SAI) can be reviewed and copied at the SEC's public reference room (1-202-942-8090) in Washington, D.C. The reports and other information are also available through the SEC's internet website at www.sec.gov. Copies of the information can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

IF YOU HAVE ANY QUESTIONS ABOUT THE TIAA-CREF LIFE FUNDS OR YOUR VARIABLE CONTRACT, PLEASE CALL US AT 800 223-1200.

MAY 1, 2003

SEC File Nos.  333-61759, 811-08961

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                                  May 1, 2003

                              TIAA-CREF LIFE FUNDS

                               Growth Equity Fund
                              Growth & Income Fund
                           International Equity Fund
                              Large-Cap Value Fund
                             Small-Cap Equity Fund
                                Stock Index Fund
                           Social Choice Equity Fund
                          Real Estate Securities Fund
                                   Bond Fund
                               Money Market Fund

This Statement of Additional Information (SAI) is not a prospectus, although it should be read carefully in conjunction with the TIAA-CREF Life Funds' prospectus dated May 1, 2003 (the prospectus). A copy of the prospectus may be obtained by writing us at TIAA-CREF Life Funds, 730 Third Avenue, New York, New York 10017-3206 or by calling 800 842-2733, extension 5509. Terms used in the prospectus are incorporated in this SAI. Certain financial information included in the TIAA-CREF Life Funds' annual report, including management's discussion of fund performance, is incorporated by reference into this SAI. You can request a copy of the report without charge by calling 1 800-842-2733, extension 5509.

Not all of the funds listed above may be available to you under your variable insurance contract. Check your contract and any endorsements for fund availability.

The audited financial statements of the TIAA-CREF Life Funds for the fiscal year ended December 31, 2002 are incorporated into this SAI by reference to the Funds' Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report on request.

                                [TIAA CREF LOGO]

TABLE OF CONTENTS

B-2   Investment Policies, Strategies and
      Restrictions
B-11  Management of the Fund
B-16  Principal Holders of Securities
B-16  Investment Advisory and Other Services
B-17  Fund History and Description of the Fund
B-18  Valuation of Assets
B-19  Brokerage Allocation
B-20  Performance Information
B-22  Tax Status
B-22  Underwriters
B-23  Legal Matters
B-23  Experts
B-23  Financial Statements


INVESTMENT POLICIES, STRATEGIES AND RESTRICTIONS

The following information is intended to supplement the description of the investment objective and policies of each fund in the prospectus. Under the Investment Company Act of 1940, as amended (the 1940 Act), a fund's fundamental policies may not be changed without the vote of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). The non-fundamental investment restrictions contained in "Non-Principal Investment Strategies and Risk Considerations" below, may be changed by the TIAA-CREF Life Funds' board of trustees at any time.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each fund:

 1. The fund will not issue senior securities except as Securities and Exchange Commission ("SEC") regulations permit;

 2. The fund will not borrow money, except: (a) it may purchase securities on margin, as described in restriction 8 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of the fund's total assets taken at market value at the time of borrowing);

 3. The fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

 4. The fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

 5. The fund will not purchase real estate or mortgages directly;

 6. The fund will not purchase commodities or commodities contracts, except to the extent financial contracts (such as futures) are purchased as described herein; and

 7. The fund will not purchase any security on margin except that the fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

   The following restriction is a fundamental policy of each fund (other than the Stock Index Fund):

 8. The fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

   The following restriction is a fundamental policy of each fund (other than the Real Estate Securities Fund):

 9. The fund will not invest in an industry if after giving effect to that investment the fund's holding in that industry would exceed 25% of its total assets; however, this restriction does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

   The following restriction is a fundamental policy of the Stock Index Fund:

10. The fund will not make loans, except: (a) that the fund may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least the market value of the loaned securities, as reviewed daily; (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; (d) participation interests in loans, and similar investments, may be purchased; or (e) through an interfund loan program with affiliated investment companies, to the extent permitted by applicable SEC regulations.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values of portfolio securities will not be considered a violation.
   The Real Estate Securities Fund has a non-fundamental policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

GENERAL

NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The Growth Equity, Growth & Income, International Equity, Large-Cap Value, Small-Cap Equity, Stock Index, and Social Choice Equity Funds invest primarily in equity securities. These equity funds can, in addition to stocks, hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. Pending more permanent investments or to use cash balances effectively, these equity funds can hold the same types of money market instruments as the Money Market Fund invests in (see Prospectus, page 26), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for "First Tier Securities."

   When market conditions warrant, the equity funds can invest directly in debt securities similar to those the Bond Fund may invest in. The equity funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.
   The equity funds also can invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked

B-2
         STATEMENT OF ADDITIONAL INFORMATION -- Life Funds fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements.
   These investments and other fund investment strategies are discussed in detail below.
   TEMPORARY DEFENSIVE POSITIONS. During periods when Teachers Advisors, Inc. ("Advisors"), the investment manager for the funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the fund's assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the fund's investment objective and policies. Under normal circumstances, each fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the fund's investment objective and policies and to meet operating expenses. To the extent that a fund holds cash or invests in money market instruments, it may not achieve its investment objective.

OPTIONS AND FUTURES

The funds can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission ("CFTC"). We do not intend to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.
   Options and futures transactions may increase a fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.
   OPTIONS. Option-related activities could include: (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the funds may engage in other types of options transactions consistent with its investment objective and policies and applicable law.
   A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price.
   Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.
   The funds may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a fund, the fund will realize a profit or loss on the transaction.
   A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.
   The funds may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premiums of the put options bought and sold, the fund would realize a profit or loss on the transaction.
   In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a fund's portfolio of securities. To the extent that a fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the fund deals in any option.
   There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.
   FUTURES. To the extent permitted by applicable regulatory authorities, the funds may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of the fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.
   A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures con-

                                                                             B-3
                    Life Funds -- STATEMENT OF ADDITIONAL INFORMATION tract--assuming a "long" position--a fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.
   Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the funds usually will be liquidated in this manner, the funds may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
   A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.
   Stock index futures may be used to hedge the equity investments of the funds with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the funds may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the funds can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the funds will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.
   Unlike the purchase or sale of a security, no price is paid or received by the funds upon the purchase or sale of a futures contract. Initially, the funds will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, a fund may elect to close the position by taking an opposite position which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain.
   There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The funds will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the fund's portfolio securities or instruments sought to be hedged.
   Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where a fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the fund's portfolio may decline. If this occurred, the fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.
   In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors, the investment advisor for each of the funds, still may not result in a successful hedging transaction over a very short time period.
   The funds may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the funds enter into non-hedging positions, it will do so only in accordance with

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         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds
certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES

The funds can enter into firm commitment agreements for the purchase of securities on a specified future date. We expect that these transactions will be relatively infrequent. When a fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time a fund is obligated to purchase such securities, it will be required to segregate assets. See "Segregated Accounts," below.

SECURITIES LENDING

Subject to the funds' fundamental investment policies relating to loans of portfolio securities set forth above, the funds may lend its securities to brokers and dealers that are not affiliated with TIAA-CREF Life Insurance Company, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the fund will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the Securities and Exchange Commission (SEC) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, a fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the fund by the borrower of the securities. Such loans will be terminable by the fund at any time and will not be made to affiliates of Teachers Insurance and Annuity Association of America (TIAA). The funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The funds may pay reasonable fees to persons unaffiliated with the fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

LIQUIDITY FACILITY

The funds participate in a $2.25 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. College Retirement Equities Fund (CREF), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1 each of which are managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating funds. Interest associated with any borrowing under the facility will be charged to the borrowing funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing.

If a fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a fund to special risks, including greater fluctuations in net asset value in response to market changes.

PREFERRED STOCK

The funds can invest in preferred stock consistent with their investment objectives.

ILLIQUID SECURITIES

The funds can invest up to 15% (10% in the case of the Money Market Fund) of their assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

RESTRICTED SECURITIES

The funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the "1933 Act"). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The board of trustees from time to time may determine the liquidity of restricted securities.

REPURCHASE AGREEMENTS

Repurchase agreements are one of several short-term vehicles the funds can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, a fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the fund's seller to deposit with the fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.
   Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or

                                                                             B-5
                    Life Funds -- STATEMENT OF ADDITIONAL INFORMATION instrumentalities, in which the fund entering into the agreement may otherwise invest.
   If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the fund entering into the agreement would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the fund; in such event the fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The funds may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.
   By entering into a swap transaction, the funds may be able to protect the value of a portion of their portfolios against declines in market value. The funds may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. A fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the fund. However, there can be no assurance that the return the fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.
   While the funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that the fund will succeed when pursuing its contractual remedies. To minimize a fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the fund's custodian. To the extent a fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.
   Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See "Illiquid Securities" above.
   To the extent that there is an imperfect correlation between a fund's obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase a fund's financial risk. No fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any fund to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the fund.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, and certain other transactions in which any of the funds incur an obligation to make payments in the future, the fund involved may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, United States Government securities or other obligations as may be permitted by law.

INVESTMENT COMPANIES

Each fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no fund can hold more than 3 percent of the total outstanding voting stock of any single investment company.

BORROWING

Each fund can borrow money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the fund. Each can also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See "Fundamental Policies" above.

CURRENCY TRANSACTIONS

The value of a fund's assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the fund may engage in foreign currency transactions in connection with their investments in foreign securities. The funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain which might result should the value of such currency increase.
   The funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.
   By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears

B-6
         STATEMENT OF ADDITIONAL INFORMATION -- Life Funds that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.
   The funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.
   The funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
   The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.
   There is no express limitation on the percentage of a fund's assets that may be committed to foreign currency exchange contracts. A fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that fund would be obligated to deliver an amount of foreign currency in excess of the value of that fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that fund's investment adviser believes will correlate closely to the currency's price movements. The funds generally will not enter into forward contracts with terms longer than one year.

FOREIGN INVESTMENTS

As described more fully in the prospectus, certain funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.
   INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the United States or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.
   THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments already in train are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank, the European Central Bank; its own currency, the Euro; and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.
   INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some (such as Japan, Australia, Singapore, and Hong Kong) are considered advanced by Western standards; others (such as Thailand, Indonesia, and Malaysia) are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and polity continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.
   INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the United States. The U.S., Canada, and Mexico have established the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. Uncertainty regarding the longer-run political structure of Canada is an added risk to investors, along with highly volatile commodity prices.

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                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

   INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through the NAFTA agreement between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and some potential difficulties in the repayment of external debt, however, remain important concerns in the region--exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation. These efforts may result in attractive investment opportunities. However, recent events have shown that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.
   OTHER REGIONS. There are developments in other regions and countries around the world which could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.
   DEPOSITORY RECEIPTS. The funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they don't eliminate all the risks of foreign investing.
   ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.
   EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

DEBT INSTRUMENTS GENERALLY

A debt instrument held by a fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.
   RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical ratings organizations ("NRSRO") ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the funds, Advisors also relies upon its own analysis to evaluate potential investments.
   Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Although neither event will require the sale of the securities by a fund, Advisors will consider the event in its determination of whether the fund should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.
   CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.
   U.S. GOVERNMENT DEBT SECURITIES. Some of the funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality. Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, a fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the fund.
   RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (i.e., those rated Ba or lower by Moody's or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of

B-8
         STATEMENT OF ADDITIONAL INFORMATION -- Life Funds the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the funds' net asset value ("NAV"). In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.
   A fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the TIAA-CREF Life Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the TIAA-CREF Life Funds to obtain accurate market quotations for purposes of valuing a fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the board of trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.
   ZERO COUPON OBLIGATIONS. Some of the funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the fund otherwise would not have done so. To the extent a fund is required to liquidate thinly traded securities, the fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a fund to pay distributions, that fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.
   STRUCTURED OR INDEXED SECURITIES. Some of the funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities because a fund bears the risk of the Reference. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable-rate mortgage related securities and collateralized mortgage obligations. Some of the funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.
   Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.
   The average maturity of pass-through pools of mortgage related securities in which some of the funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally

                                                                             B-9
                    Life Funds -- STATEMENT OF ADDITIONAL INFORMATION expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.
   ASSET-BACKED SECURITIES. Some of the funds may invest in asset-backed securities. To date, several types of asset-backed securities have been offered to investors including automobile-loan receivables, interests in pools of credit card receivables, and home equity loans.
   MORTGAGE ROLLS. Some of the funds may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The fund loses the right to receive principal and interest paid on the securities sold. However, the fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of mortgage rolls. The fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the funds treat mortgage rolls as a financing transaction.
   REAL ESTATE SECURITIES. As described more fully in the prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts ("REITs"). An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.
   The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody's or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.
   Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.
   In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the fund's portfolio.

PORTFOLIO TURNOVER

The transactions a fund engages in are reflected in its portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the fund's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund and ultimately by the fund's shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.
   The funds do not have fixed policies on portfolio turnover although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short term investment against the gains anticipated from such transactions.

   The portfolio turnover rate for the Growth & Income Fund increased from 61.92% in 2001 to 112.35% in 2002, due to a change in approach relating to our dual investment management strategy. The portfolio turnover rate for the International Equity Fund decreased from 102.48% in 2001 to 52.82% in 2002 and the portfolio turnover rate for the Social Choice Equity Fund increased from 9.83% in 2001 to 27.21% in 2002. The portfolio turnover rates of the other funds did not change significantly from 2001 to 2002.


B-10
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

MANAGEMENT OF THE FUND

THE BOARD

A board of trustees (the Board) oversees the TIAA-CREF Life Funds' business affairs and is responsible for major decisions about its investment objectives and policies. The Board delegates the day-to-day management of the fund to Advisors and its officers (see below). The Board meets periodically to review the fund's activities, contractual arrangements with companies that provide services to the fund, and the performance of the investment portfolio.

TRUSTEES AND OFFICERS OF THE TIAA-CREF LIFE FUNDS

The following table includes certain information about the TIAA-CREF Life Funds' trustees and officers including positions held with the funds, length of office and time served and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the funds' disinterested trustees and the second table includes information about the funds' interested trustees and officers.

  DISINTERESTED TRUSTEES


                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                            POSITION(S)         TERM OF OFFICE            PRINCIPAL           COMPLEX           OTHER
                             HELD WITH           AND LENGTH OF          OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND               TIME SERVED        DURING PAST 5 YEARS      TRUSTEE      HELD BY TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
  Martin J. Gruber       Trustee              Indefinite term.       Nomura Professor of    51             Director,
  New York University                         Trustee since 2001.    Finance, New York                     Deutsche Asset
  Stern School of                                                    University, Stern                     Management B.T.
  Business                                                           School of Business.                   Funds, Japan
  Henry Kaufman                                                      Formerly, Chairman,                   Equity Fund,
  Management                                                         Department of                         Inc., Singapore
  Education Center                                                   Finance, New York                     Equity Fund,
  44 West 4th Street,                                                University, Stern                     Inc., the Thai
  Suite 988                                                          School of Business,                   Equity Fund,
  New York, NY 10012                                                 and Trustee of                        Inc. and the DB
  Age: 65                                                            TIAA, 1996-2000.                      Hedge Strategies
                                                                                                           Fund, L.L.C.
---------------------------------------------------------------------------------------------------------------------------
  Nancy L. Jacob         Trustee              Indefinite term.       President and          51             None
  Windermere                                  Trustee since 2001.    Managing Principal,
  Investment                                                         Windermere
  Associates                                                         Investment
  121 S.W. Morrison                                                  Associates.
  Street                                                             Formerly, Chairman
  Suite 925                                                          and Chief Executive
  Portland, OR 97204                                                 Officer, CTC
  Age: 60                                                            Consulting, Inc.,
                                                                     and Executive Vice
                                                                     President, U.S.
                                                                     Trust of the
                                                                     Pacific Northwest.
---------------------------------------------------------------------------------------------------------------------------
  Bevis Longstreth       Trustee              Indefinite term.       Retired Partner,       51             Member of the
  Debevoise &                                 Trustee since 2001.    Debevoise &                           Board of
  Plimpton                                                           Plimpton. Formerly,                   Directors of
  919 Third Avenue                                                   Partner and Of                        AMVESCAP, PLC
  New York, NY                                                       Counsel of                            and Chairman of
  10022-6225                                                         Debevoise &                           the Finance
  Age: 69                                                            Plimpton, Adjunct                     Committee of the
                                                                     Professor at                          Rockefeller
                                                                     Columbia University                   Family Fund.
                                                                     School of Law and
                                                                     Commissioner of the
                                                                     U.S. Securities and
                                                                     Exchange
                                                                     Commission.
---------------------------------------------------------------------------------------------------------------------------
  Nestor V. Santiago     Trustee              Indefinite term.       Vice President and     51             Director,
  Howard Hughes                               Trustee since 2001.    Chief Investment                      Bank-Fund Credit
  Medical Institute                                                  Officer, Howard                       Union and
  4000 Jones Bridge                                                  Hughes Medical                        Emerging Markets
  Road                                                               Institute.                            Growth Fund,
  Chevy Chase, MD                                                    Formerly,                             Inc.
  20815                                                              Investment
  Age: 54                                                            Advisor/Head of
                                                                     Investment Office,
                                                                     International
                                                                     Monetary Fund.
---------------------------------------------------------------------------------------------------------------------------
  Maceo K. Sloan         Trustee              Indefinite term.       Chairman, President    51             Director, SCANA
  NCM Capital                                 Trustee since 2001.    and Chief Executive                   Corporation and
  Management Group,                                                  Officer, Sloan                        M&F Bancorp,
  Inc.                                                               Financial Group,                      Inc.
  103 West Main                                                      Inc., and Chairman
  Street,                                                            and Chief Executive
  Suite 400                                                          Officer, NCM
  Durham, NC                                                         Capital Management
  27701-3638                                                         Group, Inc., since
  Age: 53                                                            1991.
---------------------------------------------------------------------------------------------------------------------------
  Robert W. Vishny       Trustee              Indefinite term.       Eric J. Gleacher       51             None
  University of                               Trustee since 2001.    Distinguished
  Chicago                                                            Service Professor
  Graduate School of                                                 of Finance,
  Business                                                           University of
  1101 East 58th                                                     Chicago, Graduate
  Street                                                             School of Business.
  Chicago, IL 60637                                                  Founding Partner,
  Age: 44                                                            LSV Asset
                                                                     Management.
---------------------------------------------------------------------------------------------------------------------------


                                                                            B-11
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

  INTERESTED TRUSTEES AND OFFICERS


                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                            POSITION(S)         TERM OF OFFICE            PRINCIPAL           COMPLEX           OTHER
                             HELD WITH           AND LENGTH OF          OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND               TIME SERVED        DURING PAST 5 YEARS      TRUSTEE      HELD BY TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
  Martin L.              Trustee and          Indefinite term.       Vice Chairman and      51             None
  Leibowitz(1)           Chairman and         Trustee since 2001.    Chief Investment
  TIAA-CREF              Chief Investment     Vice Chairman and      Officer of CREF,
  730 Third Avenue       Officer              Chief Investment       TIAA-CREF Mutual
  New York, NY                                Officer since 2001.    Funds, TIAA-CREF
  10017-3206                                  Chief Investment       Institutional
  Age: 66                                     Officer since 1998.    Mutual Funds,
                                              Indefinite term        TIAA-CREF Life
                                              as officer.            Funds and TIAA
                                                                     Separate Account
                                                                     VA-1 (these funds
                                                                     are collectively
                                                                     referred to as the
                                                                     "TIAA-CREF Funds").
                                                                     Vice Chairman and
                                                                     Chief Investment
                                                                     Officer of TIAA.
                                                                     Member of Board of
                                                                     Managers and
                                                                     President of
                                                                     TIAA-CREF
                                                                     Investment
                                                                     Management, LLC
                                                                     ("Investment
                                                                     Management").
                                                                     Director and
                                                                     President of
                                                                     Teachers Advisors,
                                                                     Inc. ("Advisors").
                                                                     Director of
                                                                     TIAA-CREF Life
                                                                     Insurance Company
                                                                     ("TIAA-CREF Life").
---------------------------------------------------------------------------------------------------------------------------
  Herbert M. Allison,    President and        Indefinite term.       Chairman, President    51             Forbes.com, Inc.
  Jr.(1)                 Chief Executive      President and Chief    and Chief Executive
  TIAA-CREF              Officer              Executive Officer      Officer of TIAA.
  730 Third Avenue                            since 2002.            President and Chief
  New York, NY                                                       Executive Officer
  10017-3206                                                         of the TIAA-CREF
  Age: 59                                                            Funds and TIAA.
                                                                     Formerly, President
                                                                     and Chief Executive
                                                                     Officer of Alliance
                                                                     for LifeLong
                                                                     Learning, Inc.,
                                                                     1999-2002. National
                                                                     Finance Chairman,
                                                                     Presidential
                                                                     Campaign of Senator
                                                                     John McCain,
                                                                     1999-2000.
                                                                     President, Chief
                                                                     Operating Officer
                                                                     and Member of the
                                                                     Board of Directors
                                                                     of Merrill Lynch &
                                                                     Co., Inc.,
                                                                     1997-1999.
---------------------------------------------------------------------------------------------------------------------------
  Richard J.             Vice President       Indefinite term.       Vice President and     N/A            N/A
  Adamski(1)             and Treasurer        Vice President         Treasurer of the
  TIAA-CREF                                   and Treasurer          TIAA-CREF Funds and
  730 Third Avenue                            since 1998.            TIAA. Vice
  New York, NY                                                       President and
  10017-3206                                                         Treasurer of
  Age: 61                                                            Investment
                                                                     Management,
                                                                     Services, Teachers
                                                                     Personal Investors
                                                                     Services, Inc.
                                                                     ("TPIS"), Advisors,
                                                                     TIAA-CREF Life, and
                                                                     TIAA-CREF Tuition
                                                                     Financing, Inc.
                                                                     ("Tuition
                                                                     Financing").
---------------------------------------------------------------------------------------------------------------------------
  C. Victoria            Executive            Indefinite term.       Executive Vice         N/A            N/A
  Apter(1)               Vice President       Executive              President of the
  TIAA-CREF                                   Vice President         TIAA-CREF Funds and
  730 Third Avenue                            since 2001.            TIAA. Formerly,
  New York, NY                                                       Vice President,
  10017-3206                                                         Retirement
  Age: 60                                                            Services, CREF and
                                                                     TIAA.
---------------------------------------------------------------------------------------------------------------------------
  Scott C. Evans(1)      Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 1998.            TIAA. Executive
  10017-3206                                                         Vice President of
  Age: 43                                                            Investment
                                                                     Management and
                                                                     Advisors and
                                                                     Director of
                                                                     TIAA-CREF Life.
---------------------------------------------------------------------------------------------------------------------------
  Martin E. Galt,        President            Indefinite term.       Executive Vice         N/A            N/A
  III(1)                                      Executive              President and
  TIAA-CREF                                   Vice President         President,
  730 Third Avenue                            since 2000.            TIAA-CREF
  New York, NY                                                       Investment
  10017-3206                                                         Products, TIAA and
  Age: 61                                                            CREF. President of
                                                                     TIAA-CREF Mutual
                                                                     Funds, TIAA-CREF
                                                                     Institutional
                                                                     Mutual Funds,
                                                                     TIAA-CREF Life
                                                                     Funds and TIAA
                                                                     Separate Account
                                                                     VA-1. Formerly,
                                                                     Executive Vice
                                                                     President and
                                                                     President,
                                                                     Institutional
                                                                     Investments, Bank
                                                                     of America, and
                                                                     Principal
                                                                     Investment Officer,
                                                                     NationsBank.
                                                                     Director and
                                                                     President of
                                                                     Tuition Financing
                                                                     and TPIS and
                                                                     Director of
                                                                     TIAA-CREF Life and
                                                                     TIAA-CREF Trust
                                                                     Company.
---------------------------------------------------------------------------------------------------------------------------
  Richard L. Gibbs(1)    Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 1998.            TIAA. Executive
  10017-3206                                                         Vice President,
  Age: 56                                                            Investment
                                                                     Management,
                                                                     Advisors and
                                                                     Tuition Financing
                                                                     and Director of
                                                                     TIAA-CREF Life and
                                                                     Tuition Financing.
---------------------------------------------------------------------------------------------------------------------------


B-12
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                            POSITION(S)         TERM OF OFFICE            PRINCIPAL           COMPLEX           OTHER
                             HELD WITH           AND LENGTH OF          OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND               TIME SERVED        DURING PAST 5 YEARS      TRUSTEE      HELD BY TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
  Don W. Harrell(1)      Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 1998.            TIAA. Director of
  10017-3206                                                         TIAA-CREF Life.
  Age: 65
---------------------------------------------------------------------------------------------------------------------------
  Ira J. Hoch(1)         Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 2001.            TIAA. Formerly,
  10017-3206                                                         Vice President,
  Age: 53                                                            Retirement
                                                                     Services, CREF and
                                                                     TIAA.
---------------------------------------------------------------------------------------------------------------------------
  Matina S. Horner(1)    Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 1998.            TIAA. Director of
  10017-3206                                                         TIAA-CREF Life.
  Age: 63
---------------------------------------------------------------------------------------------------------------------------
  E. Laverne Jones(1)    Vice President       Indefinite term.       Vice President and     N/A            N/A
  TIAA-CREF              and Corporate        Vice President and     Corporate Secretary
  730 Third Avenue       Secretary            Corporate Secretary    of the TIAA-CREF
  New York, NY                                since 2001.            Funds and TIAA.
  10017-3206
  Age: 54
---------------------------------------------------------------------------------------------------------------------------
  Harry I.               Executive            Indefinite term.       Executive Vice         N/A            N/A
  Klaristenfeld(1)       Vice President       Executive              President and Chief
  TIAA-CREF              and Chief Actuary    Vice President and     Actuary of the
  730 Third Avenue                            Chief Actuary          TIAA-CREF Funds and
  New York, NY                                since 2001.            TIAA. Formerly,
  10017-3206                                                         Vice President and
  Age: 52                                                            Chief Actuary,
                                                                     Retirement
                                                                     Services, CREF and
                                                                     TIAA. Executive
                                                                     Vice President and
                                                                     Chief Actuary of
                                                                     Services.
---------------------------------------------------------------------------------------------------------------------------
  Frances Nolan(1)       Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 2001.            TIAA. Formerly,
  10017-3206                                                         Vice President,
  Age: 45                                                            Retirement
                                                                     Services, CREF and
                                                                     TIAA.
---------------------------------------------------------------------------------------------------------------------------
  Bertram L. Scott(1)    Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 2001.            TIAA and Chairman
  10017-3206                                                         of the Board,
  Age: 52                                                            President and Chief
                                                                     Executive Officer
                                                                     of TIAA-CREF Life.
                                                                     Formerly, President
                                                                     and Chief Executive
                                                                     Officer, Horizon
                                                                     Mercy.
---------------------------------------------------------------------------------------------------------------------------
  Deanne J.              Executive            Indefinite term.       Executive Vice         N/A            N/A
  Shallcross(1)          Vice President       Executive              President of the
  TIAA-CREF                                   Vice President         TIAA-CREF Funds and
  730 Third Avenue                            since 2001.            TIAA. Formerly,
  New York, NY                                                       Vice President,
  10017-3206                                                         Marketing, CREF and
  Age: 53                                                            TIAA. Executive
                                                                     Vice President of
                                                                     Services.
---------------------------------------------------------------------------------------------------------------------------
  David A. Shunk(1)      Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 2001.            TIAA. Formerly,
  10017-3206                                                         Vice President,
  Age: 56                                                            Institutional &
                                                                     Individual
                                                                     Consulting
                                                                     Services, CREF and
                                                                     TIAA. President and
                                                                     Chief Executive
                                                                     Officer of Services
                                                                     and Director of
                                                                     TIAA-CREF Trust
                                                                     Company.
---------------------------------------------------------------------------------------------------------------------------
  John A. Somers(1)      Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 1998.            TIAA. Executive
  10017-3206                                                         Vice President of
  Age: 59                                                            Investment
                                                                     Management and
                                                                     Advisors and
                                                                     Director of
                                                                     TIAA-CREF Life.
---------------------------------------------------------------------------------------------------------------------------
  Charles H. Stamm(1)    Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President and
  730 Third Avenue                            Vice President         General Counsel of
  New York, NY                                since 1998.            the TIAA-CREF Funds
  10017-3206                                                         and TIAA. Trustee
  Age: 64                                                            of Services.
                                                                     Director of TPIS,
                                                                     Advisors, TIAA-CREF
                                                                     Trust Company,
                                                                     Tuition Financing
                                                                     and TIAA-CREF Life.
                                                                     Member of Board of
                                                                     Managers of
                                                                     Investment
                                                                     Management.
---------------------------------------------------------------------------------------------------------------------------


                                                                            B-13
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

  INTERESTED TRUSTEES AND OFFICERS (CONCLUDED)



                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                            POSITION(S)         TERM OF OFFICE            PRINCIPAL           COMPLEX           OTHER
                             HELD WITH           AND LENGTH OF          OCCUPATION(S)       OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS AND AGE          FUND               TIME SERVED        DURING PAST 5 YEARS      TRUSTEE      HELD BY TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
  Mary Ann Werner(1)     Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 2001.            TIAA and President,
  10017-3206                                                         TIAA Shared
  Age: 58                                                            Services. Formerly,
                                                                     Vice President,
                                                                     CREF and TIAA.
                                                                     Executive Vice
                                                                     President of
                                                                     Services and
                                                                     Director of
                                                                     TIAA-CREF Life.
---------------------------------------------------------------------------------------------------------------------------
  James A. Wolf(1)       Executive            Indefinite term.       Executive Vice         N/A            N/A
  TIAA-CREF              Vice President       Executive              President of the
  730 Third Avenue                            Vice President         TIAA-CREF Funds and
  New York, NY                                since 2001.            TIAA and President,
  10017-3206                                                         TIAA Retirement
  Age: 57                                                            Services. Formerly,
                                                                     Vice President,
                                                                     Retirement
                                                                     Services, CREF and
                                                                     TIAA. Trustee of
                                                                     Services and
                                                                     Director of
                                                                     TIAA-CREF Life.
---------------------------------------------------------------------------------------------------------------------------


(1) The following individuals are "interested persons" under the Investment Company Act (the "Act") because they are officers of the TIAA-CREF Life
    Funds: Mses. Apter, Horner, Jones, Nolan, Shallcross and Werner; and Messrs. Adamski, Allison, Evans, Galt, Gibbs, Harrell, Hoch, Klaristenfeld, Leibowitz, Scott, Shunk, Somers, Stamm and Wolf.



EQUITY OWNERSHIP OF TIAA-CREF LIFE FUNDS TRUSTEES


The following chart includes information relating to equity securities beneficially owned by TIAA-CREF Life Funds Trustees in the TIAA-CREF Life Funds and in all registered investment companies in the same "family of investment companies" as the TIAA-CREF Life Funds.(3) The TIAA-CREF Life Funds' family of investment companies includes TIAA-CREF Life Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA Separate Account VA-1.

  DISINTERESTED TRUSTEES


NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-----------------------------------------------------------------
  Martin J. Gruber                None
-----------------------------------------------------------------
  Nancy L. Jacob                  None
-----------------------------------------------------------------
  Bevis Longstreth                None
-----------------------------------------------------------------
  Nestor V. Santiago              None
-----------------------------------------------------------------
  Maceo K. Sloan                  None
-----------------------------------------------------------------
  Robert W. Vishny                None
-----------------------------------------------------------------

                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES
NAME OF TRUSTEE                     OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------  ----------------------------------------------------------------------------------
  Martin J. Gruber                    Over $100,000
-----------------------------------------------------------------
  Nancy L. Jacob                      Over $100,000
-----------------------------------------------------------------
  Bevis Longstreth                    Over $100,000
-----------------------------------------------------------------
  Nestor V. Santiago                  Over $100,000
-----------------------------------------------------------------
  Maceo K. Sloan                   $50,001 - $100,000
-----------------------------------------------------------------
  Robert W. Vishny                  $10,001 - $50,000
-----------------------------------------------------------------


(3) Beneficial ownership information is as of December 31, 2002.

  INTERESTED TRUSTEES


NAME OF TRUSTEE         DOLLAR RANGE OF EQUITY SECURITIES IN FUND
-----------------------------------------------------------------
  Martin L.                       None
  Leibowitz
-----------------------------------------------------------------

                      AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES
NAME OF TRUSTEE                     OVERSEEN BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
--------------------  ----------------------------------------------------------------------------------
  Martin L.                           Over $100,000
  Leibowitz
-----------------------------------------------------------------


COMPENSATION OF TIAA-CREF LIFE FUNDS TRUSTEES

The following table shows the compensation received from the TIAA-CREF Life Funds and the TIAA-CREF fund complex by each non-officer trustee for the year ending December 31, 2002. The funds' officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of:
CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.


TIAA-CREF Life Funds has a long-term performance deferred compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.


B-14
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

  DISINTERESTED TRUSTEES


                                            LONG-TERM
                                           PERFORMANCE
                                            DEFERRED                TOTAL
                        AGGREGATE         COMPENSATION           COMPENSATION
                       COMPENSATION       CONTRIBUTION            PAID FROM
NAME                  FROM THE FUNDS   AS PART OF EXPENSES   TIAA-CREF COMPLEX(1)
---------------------------------------------------------------------------------
  Martin J. Gruber          $122               $64                   $66,500
---------------------------------------------------------------------------------
  Nancy L. Jacob            $106               $64                   $57,500
---------------------------------------------------------------------------------
  Bevis                     $120               $64                   $65,000
  Longstreth(2)
---------------------------------------------------------------------------------
  Stephen A. Ross(2)        $154               $64                   $83,500
---------------------------------------------------------------------------------
  Nestor V.                 $111               $64                   $60,500
  Santiago(2)
---------------------------------------------------------------------------------
  Maceo K. Sloan            $118               $64                   $64,000
---------------------------------------------------------------------------------
  Robert W. Vishny          $114               $64                   $62,000
---------------------------------------------------------------------------------


(1) Includes portion of fees attributed to service on the CREF board, TIAA-CREF Mutual Funds board, and the TIAA-CREF Life Funds board, as applicable.


(2) This compensation, or a portion of it, was not actually paid based on prior election of trustee to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer trustees. Excluding this year's deferrals, a total of $2,028,279 earned across the fund complex has been deferred for prior years' service, including interest through year-end 2002, for all current trustees who had elected to defer their compensation.


                                                                            B-15
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

BOARD COMMITTEES

Every year the board appoints certain committees with specific responsibilities for aspects of the TIAA-CREF Life Funds' operations. Included among these are:

 1. An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which audits and examines the records and affairs of the TIAA-CREF Life Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter that is available upon request. During 2002, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Mr. Santiago.

 2. A Finance Committee, which oversees the management of the TIAA-CREF Life Funds' investments subject to appropriate oversight by the full board of trustees. During 2002, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Leibowitz (chair), Dr. Gruber, Dr. Jacob, Mr. Longstreth, Dr. Ross, Mr. Santiago, Mr. Sloan and Dr. Vishny.

 3. A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which addresses all corporate social responsibility and corporate governance issues, including the voting of the TIAA-CREF Life Funds' shares and the initiation of appropriate shareholder resolutions. During 2002, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Mr. Santiago and Dr. Vishny.

 4. An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full Board. During 2002, the Executive Committee held five meetings. The current members of the Executive Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

 5. A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Life Funds, which nominates certain TIAA-CREF Life Funds' officers and the standing committees of the Board, and recommends candidates for election as trustees. During 2002, the Nominating and Personnel Committee held eight meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Jacob and Dr. Vishny.


 6. A Products and Services Committee, formed in November 2002, which reviews and oversees the design, development, improvement, and marketing of new and existing products and services. During 2002, the Products and Services Committee held no meetings. The current members of the Products and Services Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

   Investors can recommend nominees by writing to the Secretary of the TIAA-CREF Life Funds. The Secretary's address is 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

TIAA-CREF Life Funds' Board is responsible for overseeing the TIAA-CREF Life Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the TIAA-CREF Life Funds' investment management agreement with Teachers Advisors, Inc. ("Advisors"). Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the TIAA-CREF Life Funds all of the services necessary for their ordinary operation, including investment advisory, transfer agency, dividend disbursing, custody, accounting and administrative services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the TIAA-CREF Life Funds in light of a variety of factors, including (a) the nature and quality of the services provided by Advisors under the agreement; and (b) the reasonableness of the investment management fees and how such fees compared to fees paid to other advisors for managing similar funds.
   As part of its consideration of the quality of services provided by Advisors to the TIAA-CREF Life Funds, the Board reviewed the relative performance of each fund. In comparing the expense ratio of each fund to other mutual funds, the Board took into account that the expense ratios compared favorably to those of other similar funds.

PRINCIPAL HOLDERS OF SECURITIES

TIAA, as the contributor of the initial capital for each of the funds, owned the following percentages of the shares of each fund as of December 31, 2002:


----------------------------------------
  Growth Equity Fund          50.76%
----------------------------------------
  Growth & Income Fund        61.12%
----------------------------------------
  International Equity
  Fund                        66.71%
----------------------------------------
  Stock Index Fund            22.97%
----------------------------------------
  Social Choice Equity
  Fund                        74.14%
----------------------------------------
  Large-Cap Value Fund        99.14%
----------------------------------------
  Small-Cap Equity
  Fund                        98.80%
----------------------------------------
  Real Estate
  Securities Fund             98.39%
----------------------------------------



   The TIAA-CREF Life Separate Account VA-1 owns substantially all of the balance of the outstanding shares. The TIAA-CREF Life Separate Account VLI-1 owns less than 1% of the shares.


INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

As explained in the prospectus, investment advisory services and related services for the TIAA-CREF Life Funds are provided by personnel of Advisors, which is registered under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the TIAA-CREF Life Funds, subject to the direction and control of the TIAA-CREF Life Funds' board of trustees. Advisors' will perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for portfolio accounting, custodial, and related services for the assets of the TIAA-CREF Life Funds.

Advisory fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the prospectus.

B-16
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

For the years ended December 31, 2000, 2001 and 2002 the total dollar amount of investment management fees for each fund (if applicable), before and after the waiver of the portion of the investment management fee attributable to each fund, was as follows:

                                               GROSS                                  WAIVED                     NET
-----------------------------------------------------------------------------------------------------------------------
                                   2000         2001         2002         2000         2001         2002         2000
-----------------------------------------------------------------------------------------------------------------------
  Growth Equity Fund             $229,251     $239,761     $196,062     $104,658     $109,456     $ 81,018     $124,593
-----------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund           $209,097     $260,103     $227,981     $ 99,796     $124,140     $ 98,532     $109,301
-----------------------------------------------------------------------------------------------------------------------
  International Equity Fund      $190,109     $194,598     $168,910     $ 86,087     $ 88,120     $ 68,380     $104,022
-----------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund                 --           --     $ 15,440           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------
  Small-Cap Equity Fund                --           --     $  6,390           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------
  Stock Index Fund               $234,542     $267,146     $238,808     $179,816     $204,812     $175,744     $ 54,726
-----------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund      $ 86,500     $ 96,723     $ 79,699     $ 46,577     $ 52,082     $ 41,178           --
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities
  Fund                                 --           --     $ 15,883           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------

                                      NET
---------------------------  ---------------------
                               2001         2002
---------------------------  ---------------------
  Growth Equity Fund         $130,305     $115,044
-----------------------------------------------------------
  Growth & Income Fund       $135,963     $129,449
---------------------------------------------------------------------
  International Equity Fund  $106,478     $100,530
-------------------------------------------------------------------------------
  Large-Cap Value Fund             --     $ 15,440
-----------------------------------------------------------------------------------------
  Small-Cap Equity Fund            --     $  6,390
---------------------------------------------------------------------------------------------------
  Stock Index Fund           $ 62,334     $ 63,064
-------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund  $ 44,641     $ 38,521
-----------------------------------------------------------------------------------------------------------------------
  Real Estate Securities
  Fund                             --     $ 15,883
-----------------------------------------------------------------------------------------------------------------------


PERSONAL TRADING POLICY

TIAA-CREF Life Funds has adopted a personal trading policy under Rule 17j-1 of the Investment Company Act of 1940. Under the policy, personnel of Advisors and members of their households are limited in trading for their own accounts. The policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by the TIAA-CREF Life Funds. The policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the policy may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ADVISORS AND TIAA


Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of CREF, the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.5 million people. As of December 31, 2002, TIAA's assets were approximately $141.8 billion; the combined assets for TIAA and CREF totaled approximately $255.6 billion.

   TIAA owns all of the shares of TIAA-CREF Enterprises, Inc., which in turn owns all the shares of Advisors, TIAA-CREF Life Insurance Company, and Teachers Personal Investors Services, Inc., the principal underwriter for the TIAA-CREF Life Funds and the TIAA-CREF Life Insurance Company variable annuity contracts funded by the TIAA-CREF Life Funds. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to CREF, TIAA's companion organization. All of the foregoing are affiliates of the TIAA-CREF Life Funds and Advisors.

CUSTODIAN

Under the terms of a contract with Advisors, JPMorgan Chase Bank ("JPMorgan"), 4 Chase MetroTech Center, Brooklyn, NY 11245 acts as custodian for the TIAA-CREF Life Funds. JPMorgan is responsible for the safekeeping of the funds' portfolio securities. Advisors has agreed to pay JPMorgan for these services.

AUDITORS

The financial statements of TIAA-CREF Life Funds are audited by Ernst & Young LLP. The principal business address of Ernst & Young LLP is 5 Times Square, New York, New York 10036.

FUND HISTORY AND DESCRIPTION OF THE FUND

TIAA-CREF Life Funds is a Delaware business trust organized on August 13, 1998, and is registered with the U.S. Securities and Exchange Commission (SEC) as a diversified "open-end" management investment company. It currently has ten investment portfolios (funds). As a Delaware business trust, the fund's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration). A copy of the fund's Certificate of Trust, dated August 13, 1998, is on file with the Office of the Secretary of State of the State of Delaware.

SHAREHOLDERS MEETINGS AND VOTING RIGHTS

Under the Declaration, the TIAA-CREF Life Funds are not required to hold annual meetings to elect Trustees or for other purposes, and therefore, we do not anticipate that the fund will hold shareholders' meetings unless required by law. The TIAA-CREF Life Funds will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the TIAA-CREF Life Funds.

   With regard to matters for which the Investment Company Act of 1940 requires a shareholder vote, the separate account which issues the variable contracts funded by the TIAA-CREF Life Funds, as the legal owner of the TIAA-CREF Life Funds shares, typically votes fund shares in accordance with instructions received from contractowners (or annuitants or beneficiaries thereunder) having a voting interest in the separate account. Shares held by the separate account for which no instructions are received are generally voted by the separate account for or against any proposition, or in abstention, in the same proportion as the shares for which instructions have been received. You should refer to the separate account prospectus, which accompanies this prospectus, describing your contract and the separate account, for more information on your voting rights.


SHARES

The fund is authorized to issue an unlimited number of shares of beneficial interest in the fund, all without par value. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the fund's investment portfolios. There are currently ten series of shares and ten investment portfolios.

                                                                            B-17
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

   Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.
   Each share (including fractional shares) is entitled to one vote for each dollar of net asset value represented by the share on all matters to which the holder of that share is entitled to vote. The shares do not have cumulative voting rights.

ADDITIONAL PORTFOLIOS

The TIAA-CREF Life Funds currently consists of ten investment portfolios, or funds. Pursuant to the Declaration, the Trustees may establish additional investment funds (technically "series" of shares).

VALUATION OF ASSETS

The assets of the TIAA-CREF Life Funds are valued as of the close of each valuation day in the following manner:

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:
   Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. eastern time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith under the direction of the board of trustees if events materially affecting its value occur between the time its price is determined and the time a fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the board of trustees.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing independent pricing services, except when we believe the prices don't accurately reflect the security's fair value.
   Values for money market instruments with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.
   All debt securities may also be valued at fair value as determined in good faith by the board of trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The board of trustees has determined that such valuation is in the best interests of the fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.
   The board of trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the board of trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the board of trustees will promptly consider initiating corrective action. If the board of trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by a fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a fund's net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.
   For example, when a fund writes a call option, the amount of the premium is included in the fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if a fund enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, a fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.
   A premium paid on the purchase of a put will be deducted from a fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess

B-18
         STATEMENT OF ADDITIONAL INFORMATION -- Life Funds would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.
   Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the board of trustees.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the fund as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the fund at the same time as for TIAA Separate Account VA-1, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account that it may be managing, or at the same time as for a CREF account or other account that it may also be managing on behalf of Investment Management, the other investment adviser affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.
   Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.
   Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.
   The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2002. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.


                                      AGGREGATE $ AMOUNT OF
                                        COMMISSIONS PAID
                                          TO FIRMS THAT
FUND                               PROVIDED RESEARCH SERVICES
-----------------------------------------------------------------
  Growth Equity Fund                         $28,354
-----------------------------------------------------------------
  Growth & Income Fund                       $99,371
-----------------------------------------------------------------
  Small-Cap Equity Fund                      $16,562
-----------------------------------------------------------------
  Large-Cap Value Fund                       $ 1,930
-----------------------------------------------------------------
  International Equity Fund                  $48,505
-----------------------------------------------------------------
  Stock Index Fund                           $ 6,826
-----------------------------------------------------------------


   Research or services obtained for one fund may be used by Advisors in managing the other funds or in managing other investment company accounts. The research or services obtained may also be used by Investment Management in managing CREF. Under each such circumstance, the expenses incurred will be allocated in an equitable manner consistent with Advisors' fiduciary duty to the funds.
   The aggregate amount of brokerage commissions paid by the funds for the years ending December 31, 2000, 2001, and 2002 were as follows:


FUND                               2000        2001        2002
-----------------------------------------------------------------
  Growth Equity Fund             $ 32,798    $ 26,562    $ 41,408
-----------------------------------------------------------------
  Growth & Income Fund           $ 39,605    $ 73,346    $109,557
-----------------------------------------------------------------
  International Equity Fund      $206,256    $112,000    $ 50,550
-----------------------------------------------------------------
  Large-Cap Value Fund                 --          --    $ 23,681
-----------------------------------------------------------------
  Small-Cap Equity Fund                --          --    $ 34,390
-----------------------------------------------------------------
  Stock Index Fund               $ 15,136    $  7,566    $  8,649
-----------------------------------------------------------------
  Social Choice Equity Fund      $ 12,892    $  2,240    $  2,268
-----------------------------------------------------------------
  Real Estate Securities Fund          --          --    $157,280
-----------------------------------------------------------------


                                                                            B-19
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

   During 2002, the funds acquired securities of certain of the regular brokers or dealers or their parents. These entities and the value of the each of the fund's aggregate holdings in the securities of those entities are set forth below:

   Regular Broker or Dealer based on brokerage commissions paid:


FUND                                       BROKER                                           PARENT
-----------------------------------------------------------------------------------------------------------------------------
  Growth Equity Fund                       Salomon Smith Barney, Inc.                       Citigroup, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund                     Lehman Brothers                                  Lehman Brothers Holdings
                                           Merrill Lynch, Pierce, Fenner & Smith            Merrill Lynch & Co., Inc.
                                           Salomon Smith Barney, Inc.                       Citigroup, Inc.
                                           Morgan Stanley & Co.                             Morgan Stanley
-----------------------------------------------------------------------------------------------------------------------------
  International Equity Fund                Warburg Dillion Read                             UBS AG.
                                           CS First Boston Corp.                            Credit Suisse Group
                                           Deutsche Banc Alex Brown, Inc.                   Deutsche Bank AG.
                                           Nomura Securities International, Inc.            Nomura Holdings, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Stock Index Fund                         Spear, Leeds & Kellogg                           Goldman Sachs Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund                Spear, Leeds & Kellogg                           Goldman Sachs Group, Inc.
-----------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund                     Salomon Smith Barney, Inc.                       Citigroup, Inc.
-----------------------------------------------------------------------------------------------------------------------------

                                       HOLDINGS
                                       AT
                                       12/31/02
FUND                                   (US$)
-------------------------------------  ----------
  Growth Equity Fund                   $  219,339
------------------------------------------------------------
  Growth & Income Fund                 $    2,771
                                       $      531
                                       $1,753,377
                                       $    3,473
-----------------------------------------------------------------------
  International Equity Fund            $  528,385
                                       $  133,847
                                       $  123,003
                                       $   51,710
----------------------------------------------------------------------------------
  Stock Index Fund                     $  157,924
---------------------------------------------------------------------------------------------
  Social Choice Equity Fund            $   81,720
--------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund                 $  629,901
-------------------------------------------------------------------------------------------------------------------


   Regular Broker or Dealer based on entities acting as principal:



FUND                                         BROKER                                           PARENT
-------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund                       Chase Securities                                 JP Morgan Chase
                                             Merrill Lynch, Pierce, Fenner & Smith            Merrill Lynch & Co., Inc.
                                             Lehman Brothers                                  Lehman Brothers Holdings
-------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund                  CS First Boston Corp.                            Credit Suisse Group
                                             Warburg Dillion Read                             UBS AG.
                                             Nomura Securities International, Inc.            Nomura Holdings, Inc.
-------------------------------------------------------------------------------------------------------------------------------
  Stock Index Fund                           Chase Securities                                 JP Morgan Chase
                                             Goldman Sachs & Co.                              Goldman Sachs Group
-------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund                  Chase Securities                                 JP Morgan Chase
                                             Goldman Sachs & Co.                              Goldman Sachs Group
-------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund                       Chase Securities                                 JP Morgan Chase
-------------------------------------------------------------------------------------------------------------------------------

                                         HOLDINGS
                                         AT
                                         12/31/02
FUND                                     (US$)
---------------------------------------  --------
  Growth & Income Fund                   $  1,344
                                         $    531
                                         $  2,771
------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund              $133,847
                                         $528,385
                                         $ 51,710
-------------------------------------------------------------------------------------------------------------------------------
  Stock Index Fund                       $157,924
                                         $ 81,720
-------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund              $184,800
                                         $ 81,720
-------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund                   $129,600
-------------------------------------------------------------------------------------------------------------------------------


PERFORMANCE INFORMATION

From time to time, we will advertise the total return and average annual total return of the fund. Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period, which assumes the application of the percentage rate of total return.
   Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the fund's performance will include the fund's average annual total return for one-, five- and ten-year periods (and occasionally other periods as well).
   All performance figures are based on past investment results. They aren't a guarantee that the fund will perform equally or similarly in the future. Write or call us for current performance figures for the fund.

CALCULATION OF PERFORMANCE DATA

We may quote a fund's performance in various ways. All performance information in advertising is historical and is not intended to indicate future returns. A fund's share price, yield, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost. Performance of the funds will be presented net of any separate account fees and charges.

TOTAL RETURN CALCULATIONS

Total returns quoted in advertising reflect all aspects of a fund's returns, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period according to the following formula:

        P (1 + T)(n) =   ERV
where:  P           =    the hypothetical initial payment
        T           =    average annual total return
        n           =    number of years in the period
        ERV         =    Ending redeemable value of the hypothetical
                         payment made at the beginning of the one-,
                         five-, or 10-year period at the end of the
                         one-, five-, or 10-year period (or fractional
                         portion thereof).

B-20
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

   For example, a cumulative return of 100% over ten years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in ten years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
   In addition to average annual returns, we may quote a fund's unaveraged or cumulative total returns reflecting the actual change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before or after tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.

PERFORMANCE RETURNS

Set forth below is the calculation of each fund's performance, which reflects all expense deductions from fund assets, applied to a hypothetical investment of $1,000 in each fund (certain funds were introduced in 2002 and 2003 and do not have performance history). The returns do not reflect the deduction of any separate account charges.

GROWTH EQUITY FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (January 1, 2002 to
  December 31, 2002)       (30.01)%
------------------------------------
  Since Inception
  (April 3, 2000 to
  December 31, 2002)       (28.78)%
------------------------------------


GROWTH & INCOME FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (January 1, 2002 to
  December 31, 2002)       (23.95)%
------------------------------------
  Since Inception
  (April 3, 2000 to
  December 31, 2002)       (17.55)%
------------------------------------


INTERNATIONAL EQUITY FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (January 1, 2002 to
  December 31, 2002)       (14.40)%
------------------------------------
  Since Inception
  (April 3, 2000 to
  December 31, 2002)       (22.59)%
------------------------------------


STOCK INDEX FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (January 1, 2002 to
  December 31, 2002)       (21.38)%
------------------------------------
  Since Inception
  (January 4, 1999 to
  December 31, 2002)        (5.97)%
------------------------------------


SOCIAL CHOICE EQUITY FUND


                          AVERAGE
PERIOD                 ANNUAL RETURN
------------------------------------
  1 Year
  (January 1, 2002 to
  December 31, 2002)       (20.68)%
------------------------------------
  Since Inception
  (April 3, 2000 to
  December 31, 2002)       (15.45)%
------------------------------------


PERFORMANCE COMPARISONS

Performance information for the funds, may be compared in advertisements, sales literature, and reports to shareholders, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to (1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire Associates indices, (10) Frank Russell Co. Inc. indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) Morningstar, Inc., (13) the Morgan Stanley Capital International ("MSCI") global market indices, including the Europe, Australasia, Far East (EAFE) Index, the EAFE+Canada Index and the International Perspective Index and Morgan Stanley REIT Index, (14) Kinder, Lydenberg, Domini & Co., Inc.'s Broad Market Social Index, and (15) NAREIT Equity REIT Index. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.
   The performance of each of the funds also may be compared to other indices or averages that measure performance of a pertinent group of securities. Shareholders should keep in mind that the composition of the investments in the reported averages will not be identical to that of the fund and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that any of the funds will continue its performance as compared to such indices.
   We may also advertise ratings or rankings the funds receive from various rating services and organizations, including but not limited to any organization listed above.
   The Stock Index Fund is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the fund literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the fund or the separate account contractowners into consideration in determining the

                                                                            B-21
                    Life Funds -- STATEMENT OF ADDITIONAL INFORMATION index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

We may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the TIAA-CREF Life Funds. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.
   We may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the TIAA-CREF Life Funds' expense charges to those of other investment products.

NET ASSET VALUE

Charts and graphs using a fund's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return.

MOVING AVERAGES

We may illustrate the fund's performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. "Moving Average Activity Indicators" combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average.

TAX STATUS

Although the TIAA-CREF Life Funds are organized as a Delaware business trust, neither the TIAA-CREF Life Funds nor any of the funds will be subject to any corporate excise or franchise tax in the State of Delaware, nor will they be liable for Delaware income taxes provided that each fund qualifies as a "regulated investment company" ("RIC") for federal income tax purposes and satisfies certain income source requirements of Delaware law. If the funds so qualify and distribute all of their income and capital gains, they will also be exempt from the New York State franchise tax and the New York City general corporation tax, except for small minimum taxes.
   Each fund intends to qualify as a RIC under Subchapter M of the Code. In general, to qualify as a RIC: (a) at least 90% of the gross income of the fund for the taxable year must be derived from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities; (b) the fund must distribute to its shareholders annually 90% of its ordinary income and net short-term capital gains (undistributed net income may be subject to tax at the fund level) and (c) the fund must diversify its assets so that, at the close of each quarter of its taxable year, (i) at least 50% of the fair market value of its total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to no more than 5% of the fair market value of the fund's total assets and 10% of the outstanding voting securities of such issuer and
(ii) no more than 25% of the fair market value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or of two or more issuers controlled by the fund and engaged in the same, similar, or related trades or businesses.
   If a fund fails to qualify as a RIC, the fund will be subject to federal and possibly state and local corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of the fund's available earnings and profits. Owners of a variable annuity or other variable insurance contracts invested in the fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. This could also happen if the fund fails to comply with the diversification requirements required of insurance company separate accounts under the Code.
   Each fund must declare and distribute dividends in an amount equal to at least the sum of (i) 98% of its ordinary income (as of the twelve months ended December 31), (ii) 98% of its capital gain net income (as of the twelve months ended October 31), and (iii) any income not distributed in prior years in order to avoid a federal excise tax. Each fund intends to make the required distributions, but they cannot guarantee that they will do so. Dividends attributable to each fund's ordinary income and capital gains distributions are taxable as such to shareholders in the year in which they are received except dividends declared in October, November or December and paid in January. Dividends in the latter category are treated as paid on December 31.
   This discussion of the tax treatment of the funds and their distributions is based on the federal, Delaware and New York tax laws in effect as of the date of this SAI. Contractowners should consult their tax advisers to determine the tax treatment of their investment.

UNDERWRITERS

The shares of the TIAA-CREF Life Funds are offered continuously by Teachers Personal Investors Services, Inc. (TPIS), which is registered with the SEC as a broker-dealer and is a member of the NASD. TPIS may be considered the "principal underwriter" for the shares of the fund. No commissions are paid in connection with the distribution of the shares of the TIAA-CREF Life Funds. The principal business address of TPIS is 730 Third Avenue, New York, New York 10017.

B-22
         STATEMENT OF ADDITIONAL INFORMATION  --  Life Funds

LEGAL MATTERS

All matters of applicable state law have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA and CREF. Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

The financial statements of the TIAA-CREF Life Funds incorporated by reference into this registration statement have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing in the financial statements, and have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER INFORMATION

This Statement of Additional Information and the Prospectus for the TIAA-CREF Life Funds do not contain all the information set forth in the registration statement and exhibits relating thereto (including the Declaration of Trust), which the fund has filed with the SEC, to which reference is hereby made.

FINANCIAL STATEMENTS


The audited financial statements of each of the funds of the TIAA-CREF Life Funds are incorporated herein by reference to the TIAA-CREF Life Funds' Annual Report for the year ended December 31, 2002, which has been filed with the SEC and provided to separate account contractowners. We will furnish you, without charge, another copy of the Annual Report upon request.


                                                                            B-23
                    Life Funds  --  STATEMENT OF ADDITIONAL INFORMATION

PART C OTHER INFORMATION

ITEM 23. EXHIBITS


      (a) Amended and Restated Declaration of Trust (1) and instrument adding Large-Cap Value, Small-Cap Equity, and Real Estate Securities Funds(4)


      (b)   N/A

      (c)   N/A


      (d) Investment advisory contract(1), the Amendment thereto dated September 3, 2002,(4) and the form of Amendment thereto*


      (e) Participation/Distribution Agreement between Registrant, TIAA-CREF Life Insurance Company and TPIS(1)

      (f) (1) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Long-Term Compensation Plan(4)

            (2) TIAA and CREF Non-Employee Trustee and Member, and TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life Funds Non-Employee Trustee, and TIAA Separate Account VA-1 Management Committee Member, Deferred Compensation Plan(4)

      (g)Custodian agreement, as amended(4)

      (h)Participation/Distribution Agreement (see Exhibit (e) above)

      (i)Opinion and Consent of Charles H. Stamm, Esq.*

      (j)   (1) Consent of Sutherland Asbill & Brennan LLP*

            (2) Consent of Ernst & Young LLP*

      (k)   Omitted Financial Statements(2)

      (l) (1) Seed Money Agreements, dated November 30, 1998 and February 29, 2000(3)

            (2) Seed Money Agreement, dated as of August 1, 2002(4)

      (m)   N/A

      (n)   N/A

      (p)   (1) TIAA Investments Policy Statement on Personal Trading.*

            (2) CREF Investments and Non-Investment Access Persons Policy Statement on Personal Investing.*

----------

(1) Filed on December 9, 1998 as an exhibit to Pre-Effective Amendment No. 1 to this Registration Statement.

(2) Filed February 28, 2002 as part of the TIAA-CREF Life Funds Annual Report and August 28, 2002 as part of the TIAA-CREF Life Funds Semi-Annual Report.

(3) Filed March 28, 2000 as an exhibit to Post-Effective Amendment No. 3 to this Registration Statement.

(4) Filed October 25, 2002 as an exhibit to Post-Effective Amendment No. 7 to this Registration Statement.


*    Filed herewith.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   As the ultimate parent (holding indirectly 100% of the voting securities) of Advisors, investment adviser of Registrant, Teachers Insurance and Annuity Association (TIAA) may be deemed to control Registrant (although Registrant does not concede such control). As the beneficial owner of more than 25% of the voting securities of one or more series of Registrant's shares, TIAA controls Registrant. Therefore, persons directly or indirectly controlled by TIAA may be deemed to be under common control with Registrant.

The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA.

All TIAA subsidiary companies are Delaware corporations, except as indicated. All trusts are Pennsylvania business trusts.

Bethesda ARC, LLC
BT Properties, Inc.
College Credit Trust
DAN Properties, Inc.
ETC Repackaging, Inc.
Illinois Teachers Properties, LLC
JV Florida One, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Minnesota One, Inc.
JV North Carolina One, Inc.
JWL Properties, Inc.
Liberty Place Retail, Inc.
Liberty Place Retail II, Inc.
Light St. Partners, LLP
M.O.A. Enterprises, Inc.
MOA Investors I, Inc.
NCDC Funding, LLC
ND Properties, Inc.
Savannah Teachers Properties, Inc.

T114 Properties, Inc.
T-Investment Properties Corp.
T-Land Corp.
TCT Holdings, Inc.
Teachers Advisors, Inc.
Teachers Boca Properties II, Inc.
Teachers Boca Properties III, Inc.
Teachers Concourse, LLC
Teachers Mayflower, LLC
Teachers Michigan Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services, Inc.
Teachers Properties, Inc.
Teachers REA, LLC
Teachers REA II, LLC
Teachers REA III, LLC
Teachers REA IV, LLC
Teachers Realty Corporation
Teachers West, LLC
Ten Westport I, LLC
TEO-NP, LLC
Three Trails Town Center, LLC
TIAA Advisory Services, LLC
TIAA Bay Isle Key II, LLC
TIAA Bay Isle Key II Member, LLC
TIAA CMBS I, LLC
TIAA Diamond Investor, LLC
TIAA European Funding Trust
TIAA Financial Services, LLC
TIAA Florida Mall, LLC
TIAA Franklin Square, LLC
TIAA Global Markets, Inc.
TIAA Lakepointe, LLC
TIAA Miami International Mall, LLC
TIAA Realty, Inc.
TIAA Realty Capital Management, LLC
TIAA Retail Commercial, LLC
TIAA SF One, LLC
TIAA The Reserve II, LLC
TIAA The Reserve II Member, LLC
TIAA Tri-State, LLC
TIAA Timberlands I, LLC
TIAA Timberlands II, LLC
TIAA West Town Mall, LLC
TIAA-CREF Enterprises, Inc.
TIAA-CREF Individual & Institutional Services, Inc.
TIAA-CREF Investment Management, LLC
TIAA-CREF Life Insurance Company
TIAA-CREF Trust Company, FSB
TIAA-CREF Tuition Financing, Inc.
TIAA-Fund Equities, Inc.
Twenty West Port I, LLC
Washington Teachers Properties II, Inc.
WRC Properties, Inc.
730 Texas Forest Holdings, Inc.
485 Properties, LLC
2 LPPA, LLC

Subsidiaries of Teachers Properties, Inc.:

Rouse-Teachers Holding Company, a Nevada Corporation
Rouse-Teachers Land Holdings, Inc., a Maryland Corporation
TPI Housing, Inc., a Delaware Corporation


1)    All subsidiaries are Delaware corporations except as follows:

      A)    Pennsylvania non-stock, non-profit corporations:
            Liberty Place Retail, Inc.
            Teachers Pennsylvania Realty, Inc.
            Teachers Realty Corporation

      B)    College Credit Trust, a New York Trust

      C)    TIAA-CREF Life Insurance Company is a New York Corporation

      D)    TIAA-CREF Trust Company, FSB is a Federal Savings Bank

      E)    TIAA European Funding Trust, a Delaware Trust

      F)    Light St. Partners, LLP, a Maryland Limited Liability Partnership

2)    All subsidiaries are 100% owned directly by TIAA, except as follows:

      A) TIAA-CREF Enterprises, Inc. owns 100% of the stock of Advisors, TPIS, TIAA-CREF Life Insurance Company, TIAA-CREF Tuition Financing, Inc. and TCT Holdings, Inc.

      B) TCT Holdings, Inc. owns 100% of the stock of TIAA-CREF Trust Company, FSB.

      C) Teachers Properties, Inc. owns 100% of the stock of TPI Housing, Inc. and 95% of the stock of Rouse-Teachers Holding Company. Rouse-Teachers Holding Company owns 100% of the stock of Rouse-Teachers Land Holdings, Inc.

      D) ND Properties, Inc. wholly or partially owns stock of the following foreign entities: IMOR, S.A., a Portuguese corporation, ND Falkirk, Ltd., a UK entity, SAS La Defense, societe par action simplifee, SAS Iena, societe par action simplifee, and SAS Roosevelt, societe par action simplifee, all French entities, Salhouse Road Sprowston No. 1 Limited and Salhouse Road Sprowston No. 2 Limited, both UK entities, TIAA Lux 1, Societe a responsabilite limitee, TIAA Lux 2, Societe a responsabilite limitee, and TIAA Lux 3, Societe a responsabilite limitee, all Luxemborg entities.

ITEM 25. INDEMNIFICATION

   As a Delaware business trust, Registrant's operations are governed by its Declaration of Trust dated August 13, 1998, as amended (the Declaration of Trust). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

   To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

   The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons, or otherwise, Registrant has been advised that in the opinion of the Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   Teachers Advisors, Inc. (Advisors) also provides investment management services to TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and TIAA Separate Account VA-1. The trustees of Advisors are Martin L. Leibowitz and Charles H. Stamm. Other officers of Advisors are Richard J. Adamski and Richard L. Gibbs. All officers of Advisors are also officers of TIAA-CREF Investment Management, LLC ("Investment Management"), and are employees of TIAA.

   Mr. Leibowitz is a trustee of TIAA and CREF and a manager of Investment Management. He is Vice Chairman and Chief Investment Officer of TIAA and CREF.

   Mr. Stamm is a trustee of Services, a manager of Investment Management, and a director of TPIS. He is Executive Vice President and General Counsel of TIAA and CREF.

   Mr. Adamski is Vice President and Treasurer of Services and TPIS.

   Mr. Gibbs is Executive Vice President of TPIS.

   The principal business address of TIAA, CREF, Services, Investment Management, and TPIS is 730 Third Avenue, New York, NY 10017-3206.

ITEM 27. PRINCIPAL UNDERWRITER

   Teachers Personal Investors Services, Inc. (TPIS) may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the

Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

ITEM 28. LOCATION OF TIAA-CREF LIFE FUNDS' ACCOUNTS AND RECORDS

   All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, NY 10017-3206, at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, NY 10017-3206, and at the offices of the Registrant's custodian, JPMorgan Chase Bank, 4 Chase MetroTech Center, Brooklyn, NY 11245. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, NY 10918.

ITEM 29. MANAGEMENT SERVICES

   Not applicable.

ITEM 30. UNDERTAKINGS

   Not applicable.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 28th day of April, 2003.



                              TIAA-CREF LIFE FUNDS

                              By: /s/ Martin E. Galt III
                                  -----------------------------------
                              Name: Martin E. Galt III
                                Title: President



   As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                     TITLE                         DATE
---------                     -----                         ----


/s/ Martin E. Galt III        President                     April 28, 2003
------------------------
Martin E. Galt III            (Principal Executive
                              Officer)



/s/ Richard L. Gibbs          Executive Vice President      April 28, 2003
--------------------
Richard L. Gibbs              (Principal Financial and
                              Accounting Officer)

SIGNATURE OF TRUSTEE                DATE        SIGNATURE OF TRUSTEE            DATE
--------------------                ----        --------------------            ----

/ s/ Martin J. Gruber        April 28, 2003     /s/ Nestor V. Santiago          April 28, 2003
-------------------------                       ----------------------
Martin J. Gruber                                Nestor V. Santiago

/s/ Nancy L. Jacob                              /s/ Maceo K. Sloan              April 28, 2003
-------------------------    April 28, 2003     ------------------
Nancy L. Jacob                                  Maceo K. Sloan

/s/ Bevis Longstreth                            /s/ Robert W. Vishny
-------------------------    April 28, 2003     --------------------            April 28, 2003
Bevis Longstreth                                Robert W. Vishny

                                                /s/ Martin L. Leibowitz         April 28, 2003
-------------------------                       -----------------------
Stephen A. Ross                                 Martin L. Leibowitz

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                          DESCRIPTION OF EXHIBIT
------                          ----------------------
      (d)   Form of Amendment to Investment advisory contract.

      (i)   Opinion and Consent of Charles H. Stamm, Esq.

      (j)   (1) Consent of Sutherland Asbill & Brennan LLP

            (2) Consent of Ernst & Young LLP

      (p)   (1) TIAA Investments Policy Statement on Personal Trading.

            (2) CREF Investments and Non-Investment Access Persons Policy
                Statement on Personal Investing.